UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-5628

Name of Registrant:	Vanguard Malvern Funds

Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code:	(610) 669-1000

Date of fiscal year end:	September 30

Date of reporting period:	October 1, 2008 – September 30, 2009

Item 1:	Reports to Shareholders

Vanguard Asset Allocation Fund
Annual Report
September 30, 2009

> Vanguard Asset Allocation Fund returned about –10% for the fiscal year ended

September 30, 2009, trailing the return of its benchmark composite index and the average return of its peer group.

> The fund’s heavy exposure to equities hurt its performance relative to its benchmark, which has a larger bond allocation.

> For the 12 months, the Standard & Poor’s 500 Index returned –6.91%, compared with a 9.15% advance for the Barclays Capital U.S. Long Treasury Bond Index.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Advisor’s Report	7
Results of Proxy Voting	10
Fund Profile	11
Performance Summary	13
Financial Statements	15
Your Fund’s After-Tax Returns	32
About Your Fund’s Expenses	33
Trustees Approve Advisory Agreement	35
Glossary	36

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2009
	Ticker	Total
	Symbol	Returns
Vanguard Asset Allocation Fund
Investor Shares	VAAPX	–9.60%
Admiral™ Shares[1]	VAARX	–9.51
Asset Allocation Composite Index[2]		–0.34
Flexible Portfolio Funds Average[3]		0.48

Your Fund’s Performance at a Glance
September 30, 2008–September 30, 2009
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Asset Allocation Fund
Investor Shares	$23.91	$21.11	$0.432	$0.000
Admiral Shares	53.69	47.39	1.023	0.000

1 A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.
2 65% S&P 500 Index and 35% Barclays Capital U.S. Long Treasury Index.
3 Derived from data provided by Lipper Inc.

President’s Letter

Dear Shareholder,

For the fiscal year ended September 30, 2009, Vanguard Asset Allocation Fund returned about –10%. The fund fell significantly behind the return of its benchmark, the Asset Allocation Composite Index (–0.34%), and the average return of flexible portfolio funds (+0.48%).

The fund’s weak performance reflects its large commitment to equities during a period of steep declines in the stock market. Its benchmark index has a static allocation of 65% stocks, as represented by the S&P 500 Index, and 35% bonds, as represented by the Barclays Capital U.S. Long Treasury Index. During the 12 months, as represented by these indexes, stocks returned –6.91%, while bonds returned 9.15%.

If you hold shares of the fund in a taxable account, you may wish to review the section on the fund’s after-tax returns, which appears later in this report.

After a precipitous fall, stock markets rebound

In recent months, the financial markets have performed so strongly that it’s almost hard to remember that less than a year ago the global financial system stood on the brink of collapse. Since then, markets have pulled back from the abyss. Although unemployment remains near generational highs, and the prospects of a robust recovery seem dim, the global economy has begun to grind into gear.

Reminders of the markets’ dark days are nevertheless apparent in the index returns for both the past 12 months and the past three years. Over both periods, U.S. stocks recorded negative returns. Global stocks did better over the past 12 months, recouping their late-2008 losses thanks to general strength in developed economies and a powerful rally in emerging markets. Over the past three years, however, international stocks posted a modestly negative return.

The bond market’s turnabout has been equally dramatic

The stock market’s collapse and recovery echo even more dramatic developments in the bond market. At the end of 2008, as the credit markets nearly ceased to function, the difference between the yields of corporate bonds and Treasury bonds spiked to levels last seen during the Great Depression.

The Federal Reserve and its central bank counterparts around the world responded with aggressive monetary stimulus efforts, while global governments opened the fiscal taps. Investors first tiptoed, then stampeded, back into the market, boosting bond prices and bringing down yields. Over the past 12 months, taxable U.S. bonds returned more than 10%; municipal securities did even better, returning almost 15%, as measured by the Barclays Capital Municipal Bond Index.

The Fed’s rescue campaign has imposed a heavy price on short-term savings vehicles such as money market funds.

Market Barometer
		Average Annual Total Returns
		Periods Ended September 30, 2009
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	–6.14%	–5.10%	1.49%
Russell 2000 Index (Small-caps)	–9.55	–4.57	2.41
Dow Jones U.S. Total Stock Market Index	–5.83	–4.58	1.93
MSCI All Country World Index ex USA (International)	6.43	–0.78	8.59

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	10.56%	6.41%	5.13%
Barclays Capital Municipal Bond Index	14.85	5.13	4.78
Citigroup 3-Month Treasury Bill Index	0.39	2.63	2.96

CPI
Consumer Price Index	–1.29%	2.10%	2.61%

In December 2008, the Fed reduced its target for the federal funds rate, a benchmark for the interest rates paid by money market instruments and other very short-term securities, to between 0% and 0.25%. The Fed has said it expects to maintain its target at this level “for an extended period.”

Large equity allocation hurt the fund’s return

The Asset Allocation Fund’s advisor, Mellon Capital Management, employs a quantitative model to evaluate the relative attractiveness of stocks, bonds, and cash. Its aim is to produce long-term returns comparable to those of the S&P 500 Index, but with less risk.

During the fiscal year, the fund’s advisor adjusted its stock/bond allocation four times. Most of the time, the advisor sought to take advantage of what it considered an unusually attractive equity-risk premium. As stock prices plummeted, the advisor often found stocks undervalued relative to bonds.

As a result, for the first seven months of the fiscal year, the fund’s allocation to stocks was between 90% and 100% of portfolio assets. The advisor’s decision to devote the fund’s entire portfolio to stocks—a significant portion of which were in financials—in the fall of 2008, as the credit crisis worsened, weighed heavily on the fund’s full-year performance.

Portfolio Allocation Changes[1]

Starting Allocation Date	Stocks	Bonds	Cash
September 30, 2008	100%	0%	0%
November 5, 2008	90	10	0
November 12, 2008	100	0	0
January 29, 2009	90	10	0
May 1, 2009	80	20	0

Expense Ratios[2]
Your Fund Compared With Its Peer Group
			Flexible
			Portfolio
	Investor	Admiral	Funds
	Shares	Shares	Average
Asset Allocation Fund	0.39%	0.28%	1.26%

1 Investments may reflect holdings of stocks, bonds, cash, and stock and bond futures contracts.
2 The fund expense ratios shown are from the prospectus dated January 28, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended September 30, 2009, the expense ratios were 0.29% for
Investor Shares and 0.18% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2008.

As the stock market plummeted, investors sought refuge in bonds, driving up the prices of Treasury securities. With barely 10% of its holdings in bonds, the Asset Allocation Fund didn’t benefit as much from the surge in bond prices. Since the beginning of the stock market’s rally in March, the fund’s equity holdings have outperformed their bond counterparts, but the gains have not been enough to overcome the rough start to the period. The advisor’s decision to reduce the fund’s equity holdings in May, limited the fund’s potential gains from stocks in the second half of the fiscal year.

The equity portion of the fund, which generally tracks the S&P 500 Index, declined in seven of the ten economic sectors. The hardest-hit sector was financials, the fund’s second-largest holding after information technology, which subtracted nearly five percentage points from the return of the fund’s equity portfolio. Energy and industrials also were weak performers, as oil prices sank from their highs in 2008 and manufacturers’ demand for raw materials slipped amid the economic slowdown.

The fund’s holdings in information technology, consumer discretionary, and telecommunication services posted positive returns. Tech stocks were by far the best performers, contributing nearly four percentage points to the return of the fund’s equity portfolio. These stocks have been resilient during the downturn in part

Total Returns
Ten Years Ended September 30, 2009
Average
Annual Return
Asset Allocation Fund Investor Shares	1.60%
Asset Allocation Composite Index	3.11
Flexible Portfolio Funds Average[1]	2.36

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor's shares, when sold, could be worth more or less than their original cost.

1 Derived from data provided by Lipper Inc.

because they are backed by companies with healthy balance sheets and a global marketing reach.

The fund has outperformed the stock market over the long term

For more than 20 years, Mellon Capital Management has managed the fund with the goal of producing returns competitive with those of the broad stock market but with lower volatility. For the ten years ended September 30, the average annual return for the Asset Allocation Fund’s Investor Shares was 1.60%, besting the –0.15% average annual return of the S&P 500 Index.

That’s an achievement on one level, but the fund’s performance for that period is slightly behind that of its more conservatively allocated benchmark and peer group, a reflection of general weakness in the stock market’s 10-year returns.

Long-term perspective is key in any market environment

During the fiscal year, Vanguard Asset Allocation Fund experienced one of the toughest economic periods since the 1930s. Although at this point the stock market has recovered from some of its losses, its near-term direction is uncertain.

At Vanguard, we encourage you to focus on the long term and avoid making hasty investment decisions based on the markets’ short-term volatility. One of the best ways to do that is to develop a well-balanced and diversified portfolio that is consistent with your long-term goals, time horizon, and risk tolerance—and then plan to stick with it. Such a portfolio should include a cost-efficient mix of stocks, bonds, and short-term reserves.

Such a carefully planned investment program can help to cushion the stock market’s occasional sharp declines while allowing you to participate in its long-term potential for growth. The Asset Allocation Fund offers investors an opportunity to invest in stocks, bonds, and cash, with the objective of generating stock-like returns with somewhat less volatility over the long term. Like all Vanguard funds, the Asset Allocation Fund is aided in its task by its customarily low costs.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
President and Chief Executive Officer
October 12, 2009

Advisor’s Report

The first half of the fiscal year ended September 30, 2009, was extremely difficult for U.S. financial markets. Despite its long and successful track record, Vanguard Asset Allocation Fund’s performance was disappointing. Fear and uncertainty surrounding the subprime meltdown led to a virtual shutdown in key lending markets, including those for interbank loans and commercial paper. The second half of the period saw marked improvement in sentiment and economic fundamentals, leading to a historic rally in equity prices, particularly when measured against the S&P 500’s low in early March.

The sharp climb in equity markets since early March has, through the end of September, retraced about half the losses from 2008. The gains have come after unprecedented government actions helped repair the credit markets and bolstered investor and consumer confidence by reducing the fear that rippled through the financial system following the subprime meltdown.

For the 12 months ended September 30, the S&P 500 Index fell 6.91%, while the Barclays Capital U.S. Long Treasury Index gained 9.15%. By maintaining an overweight position in stocks relative to its neutral composite benchmark allocation of 65% stocks (based on the S&P 500 Index) and 35% bonds (based on the Barclays Capital U.S. Long Treasury Index), Vanguard Asset Allocation Fund underperformed the benchmark composite by more than 9 percentage points. The fund’s Investor

Shares returned –9.60%, and the Admiral Shares, –9.51%, versus –0.34% for the benchmark composite index.

The Asset Allocation Fund began the period with a stock/bond/cash allocation of 100%/0%/0%. The collapse of Lehman Brothers and AIG in September started a global panic that resulted in steep declines in equity prices and a virtual shutdown in key credit markets. Dismal earnings forecasts spread from the financial sector to most other sectors of the economy, as analysts revised their expectations downward. Reduced consensus earnings forecasts lowered our long-term expected return on stocks. Equity volatility soared to unprecedented levels, which reduced the attractiveness of stocks relative to less-volatile bonds. Despite the gloom, the S&P 500 Index rallied more than 18% in late October and early November.

On November 5, 2008, we decreased the fund’s equity allocation from 100% to approximately 90% and increased its bond allocation from zero to 10%. On November 12, 2008, we increased the fund’s equity allocation back to 100% and decreased its bond allocation to zero. After the brief 18% rebound, the S&P 500 resumed its decline. Interest rates in the U.S. fell in December as the economy continued to soften and the Federal Reserve cut interest rates further. The yield spread between corporate and government bonds began to retreat from its highs.

On January 29, 2009, the fund sold 10% of its stocks and purchased bonds, for a new account mix of 90% stocks, 10% bonds, and 0% cash. Since the prior trade in November, the equity-risk premium had narrowed owing to lower return expectations for stocks as analysts continued to cut earnings forecasts at a record pace. Some easing of market fears contributed to a narrower spread between corporate and government bond yields.

After reaching a 12-year low early in March, equities surged on news that Citigroup, Bank of America, and JPMorgan Chase were reporting profits. Equities continued to climb after the Fed announced plans for quantitative easing. U.S. stocks posted their biggest monthly gain in nine years in April as companies such as Wells Fargo, Marriott International, and Ford beat profit estimates. In early May, we decreased the fund’s equity allocation from 90% to 80% and increased its bond allocation from 10% to 20%. Since our prior trade on January 29, long bond yields had increased while the expected return for the S&P 500 was unchanged, narrowing the equity-risk premium. The new account mix was approximately 80% stocks, 20% bonds, and 0% cash.

Various economic data indicated that a moderate economic recovery might be under way across nearly all segments of the U.S. economy, although unemployment remained a concern. Fed Chairman Ben Bernanke said the U.S. recession had probably ended, while warning that growth may not be strong enough to quickly reduce the jobless rate. Investor optimism helped all the major asset classes end the calendar-year third quarter in positive territory. Equities led the rally in the third quarter as the S&P 500 achieved its second straight double-digit quarterly gain—rising 15.61% after the second quarter’s gain of 15.93%—something that last occurred in the fourth quarter of 1985 and first quarter of 1986. The S&P 500 also had its best seven-month rally since the end of October 1938.

As of September 30, the Asset Allocation Fund’s allocation was approximately 80% stocks, 20% bonds, and 0% cash.

Outlook

Mellon Capital follows a disciplined process that focuses on forward-looking risk-adjusted returns. We evaluate each asset class return individually and comparatively (adjusted for risk) and determine an asset allocation most likely to maximize long-run, risk-adjusted returns. We are confident that much of the fear and uncertainty that gripped global financial markets during the beginning of the period has abated, and that a rational market environment that favors valuation-based strategies has returned.

Our model estimates that the S&P 500 Index should deliver a return of around 9.8% per year over the next ten years. Meanwhile, high-grade corporate bonds yielded 5.3% in September. An expected risk premium of around 4.5% favors equities relative to bonds. Accordingly, the Mellon Capital Tactical Asset Allocation Model recommends a 15% overweighting in equities and a 15% underweighting in fixed income securities relative to the benchmark.

Charles J. Jacklin, President and
Chief Executive Officer

Thomas F. Loeb, Chairman and Co-founder

Helen Potter, CFA, Managing Director

Mellon Capital Management Corporation

October 16, 2009

Results of Proxy Voting

At a special meeting of shareholders on July 2, 2009, fund shareholders approved the following two proposals:

Proposal 1—Elect trustees for each fund.*

The individuals listed in the table below were elected as trustees for each fund. All trustees with the exception of Messrs. McNabb and Volanakis (both of whom already served as directors of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
John J. Brennan	445,500,538	14,988,021	96.7%
Charles D. Ellis	442,998,082	17,490,477	96.2%
Emerson U. Fullwood	444,194,380	16,294,179	96.5%
Rajiv L. Gupta	444,168,809	16,319,751	96.5%
Amy Gutmann	444,489,142	15,999,417	96.5%
JoAnn Heffernan Heisen	444,561,575	15,926,985	96.5%
F. William McNabb III	445,668,800	14,819,759	96.8%
André F. Perold	443,799,981	16,688,579	96.4%
Alfred M. Rankin, Jr.	444,303,090	16,185,470	96.5%
Peter F. Volanakis	445,757,677	14,730,883	96.8%
* Results are for all funds within the same trust.

Proposal 2—Update and standardize the funds’ fundamental policies regarding:
(a) Purchasing and selling real estate.
(b) Issuing senior securities.
(c) Borrowing money.
(d) Making loans.
(e) Purchasing and selling commodities.
(f) Concentrating investments in a particular industry or group of industries.
(g) Eliminating outdated fundamental investment policies not required by law.

The revised fundamental policies are clearly stated and simple, yet comprehensive, making oversight and compliance more efficient than under the former policies. The revised fundamental policies will allow the funds to respond more quickly to regulatory and market changes, while avoiding the costs and delays associated with successive shareholder meetings.

				Broker	Percentage
Asset Allocation Fund	For	Abstain	Against	Non-Votes	For
2a	344,812,894	8,660,534	9,848,495	7,865,150	92.9%
2b	343,403,915	9,778,471	10,139,538	7,865,149	92.5%
2c	334,880,388	9,537,575	18,903,960	7,865,150	90.2%
2d	339,994,172	9,906,377	13,421,374	7,865,150	91.6%
2e	340,894,830	9,283,992	13,143,099	7,865,152	91.8%
2f	342,546,865	9,137,957	11,637,103	7,865,149	92.3%
2g	346,306,469	9,267,650	7,747,804	7,865,151	93.3%

Asset Allocation Fund

Fund Profile
As of September 30, 2009

Total Fund Characteristics

Turnover Rate	16%
Expense Ratio[1]
Investor Shares	0.39%
Admiral Shares	0.28%
Short-Term Reserves[2]	–3.1%

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Fund	Index[3]	Index[4]
Consumer Discretionary	9.1%	9.1%	10.1%
Consumer Staples	11.5	11.5	9.9
Energy	11.7	11.7	11.0
Financials	15.2	15.2	16.7
Health Care	13.1	13.1	12.9
Industrials	10.3	10.3	10.6
Information Technology	18.7	18.7	18.2
Materials	3.5	3.5	3.9
Telecommunication
Services	3.2	3.2	2.9
Utilities	3.7	3.7	3.8

Total Fund Volatility Measures[5]
	Fund Versus	Fund Versus
	Composite Index[6]	Broad Index[4]
R-Squared	0.92	0.99
Beta	1.32	0.91

Ten Largest Stocks[7] (% of equity portfolio)

Exxon Mobil Corp.	integrated oil
	and gas	3.5%
Microsoft Corp.	systems software	2.1
General Electric Co.	industrial
	conglomerates	1.9
JPMorgan Chase & Co.	diversified financial
	services	1.8
Procter & Gamble Co.	household products	1.8
Johnson & Johnson	pharmaceuticals	1.8
Apple Inc.	computer hardware	1.8
AT&T Inc.	integrated
	telecommunication
	services	1.7
International Business
Machines Corp.	computer hardware	1.7
Bank of America Corp.	diversified financial
	services	1.6
Top Ten		19.7%
Top Ten as % of Total Net Assets		12.9%

Fund’s Exposure to Asset Classes8

1 The expense ratios shown are from the prospectus dated January 28, 2009, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended September 30, 2009, the expense ratios were 0.29% for
Investor Shares and 0.18% for Admiral Shares.
2 The fund invested a portion of its cash reserves in equity and fixed income markets through the use of index futures contracts. After the effect of the futures investments, the fund’s temporary cash was negative.
3 S&P 500 Index.
4 Dow Jones U.S. Total Stock Market Index.
5 For an explanation of R-squared, beta, and other terms used here, see the Glossary.
6 65% S&P 500 Index and 35% Barclays Capital U.S. Long Treasury Index.
7 The holdings listed exclude any temporary cash investments and equity index products.
8 Investments may also reflect holdings of stock and bond futures contracts. Actual allocation may vary slightly from target allocation because of day-to-day market fluctuations.

Asset Allocation Fund

Equity Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	500	500	4,324
Median Market Cap	$41.5B	$41.5B	$29.0B
Price/Earnings Ratio	23.5x	23.5x	27.9x
Price/Book Ratio	2.2x	2.2x	2.1x
Dividend Yield	2.0%	2.0%	1.9%
Return on Equity	20.6%	20.6%	19.1%
Earnings Growth Rate	9.8%	9.8%	9.6%
Foreign Holdings	0.0%	0.0%	0.0%

Fixed Income Characteristics
		Comparative	Broad
	Fund	Index[3]	Index[4]
Number of Bonds	26	34	8,717
Average Coupon	6.2%	5.8%	4.8%
Average Effective
Maturity	18.0 years	20.0 years	6.6 years
Average Quality[5]	Aaa	Aaa	Aa1
Average Duration	10.8 years	12.7 years	4.4 years

Equity Investment Focus

Fixed Income Investment Focus

1 S&P 500 Index.
2 Dow Jones U.S. Total Stock Market Index.
3 Barclays Capital U.S. Long Treasury Index.
4 Barclays Capital U.S. Aggregate Bond Index.
5 Moody’s Investors Service.
See the Glossary of investment terms.

Asset Allocation Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 1999–September 30, 2009

Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended September 30, 2009			of a $10,000
	One Year	Five Years	Ten Years	Investment
Asset Allocation Fund Investor Shares[1]	–9.60%	0.51%	1.60%	$11,715
Dow Jones U.S. Total Stock Market Index	–5.83	1.93	0.94	10,978
Asset Allocation Composite Index[2]	–0.34	3.40	3.11	13,584
Flexible Portfolio Funds Average[3]	0.48	2.71	2.36	12,633

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[4]	Investment
Asset Allocation Fund Admiral Shares	–9.51%	0.61%	1.46%	$112,541
Dow Jones U.S. Total Stock Market Index	–5.83	1.93	1.66	114,303
Asset Allocation Composite Index[2]	–0.34	3.40	3.27	129,948

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2 65% S&P 500 Index and 35% Barclays Capital U.S. Long Treasury Index.
3 Derived from data provided by Lipper Inc.
4 Performance for the fund’s Admiral Shares and comparative standards is calculated since the Admiral Shares’ inception: August 13, 2001.

Asset Allocation Fund

Fiscal-Year Total Returns (%): September 30, 1999–September 30, 2009

1 65% S&P 500 Index and 35% Barclays Capital U.S. Long Treasury Index.
Note: See Financial Highlights tables for dividend and capital gains information.

Asset Allocation Fund

Financial Statements

Statement of Net Assets
As of September 30, 2009

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (65.3%)[1]
Consumer Discretionary (6.0%)
	McDonald’s Corp.	696,981	39,777
	Walt Disney Co.	1,186,505	32,581
	Comcast Corp. Class A	1,831,911	30,941
	Home Depot Inc.	1,087,859	28,981
	Target Corp.	479,490	22,383
	Time Warner Inc.	756,047	21,759
*	Amazon.com Inc.	211,927	19,785
	Lowe’s Cos. Inc.	941,881	19,723
	News Corp. Class A	1,445,914	17,337
	NIKE Inc. Class B	247,492	16,013
*	Ford Motor Co.	2,051,089	14,788
*	Kohl’s Corp.	194,200	11,079
*	Viacom Inc. Class B	386,364	10,834
	Staples Inc.	463,242	10,756
	TJX Cos. Inc.	272,417	10,120
	Yum! Brands Inc.	296,246	10,001
	Johnson Controls Inc.	387,951	9,916
*	Starbucks Corp.	475,524	9,820
	Time Warner Cable Inc.	223,750	9,641
	Carnival Corp.	285,026	9,486
	Best Buy Co. Inc.	221,462	8,309
*	DIRECTV Group Inc.	285,143	7,864
	Omnicom Group Inc.	199,281	7,361
	Coach Inc.	201,266	6,626
	Gap Inc.	302,086	6,465
*	Bed Bath & Beyond Inc.	167,217	6,277
*	Apollo Group Inc. Class A	81,391	5,996
	CBS Corp. Class B	445,684	5,370
	JC Penney Co. Inc.	152,801	5,157
	Macy’s Inc.	275,770	5,044
	McGraw-Hill Cos. Inc.	198,564	4,992
	Mattel Inc.	244,515	4,514
	Marriott International Inc.
	Class A	158,102	4,362
	Fortune Brands Inc.	98,389	4,229
	VF Corp.	57,079	4,134
	International
	Game Technology	190,476	4,091
	H&R Block Inc.	220,773	4,058

			Market
			Value•
		Shares	($000)
	Genuine Parts Co.	103,574	3,942
	Sherwin-Williams Co.	64,255	3,866
	Starwood Hotels &
	Resorts Worldwide Inc.	116,525	3,849
	Harley-Davidson Inc.	153,767	3,537
	Whirlpool Corp.	48,240	3,375
*	O’Reilly Automotive Inc.	89,315	3,228
	Nordstrom Inc.	105,311	3,216
*	AutoZone Inc.	21,771	3,183
*	Expedia Inc.	129,451	3,100
	Darden Restaurants Inc.	90,398	3,085
	Tiffany & Co.	76,995	2,967
*	Wynn Resorts Ltd.	41,560	2,946
	Polo Ralph Lauren Corp.
	Class A	38,438	2,945
	Limited Brands Inc.	165,089	2,805
	Newell Rubbermaid Inc.	173,744	2,726
*	GameStop Corp. Class A	101,780	2,694
	Family Dollar Stores Inc.	94,255	2,488
*	Goodyear Tire & Rubber Co.	144,487	2,461
*	Interpublic Group
	of Cos. Inc.	313,159	2,355
	Hasbro Inc.	83,383	2,314
	DeVry Inc.	40,657	2,249
	Pulte Homes Inc.	199,648	2,194
*,^	Sears Holdings Corp.	33,536	2,190
	Scripps Networks
	Interactive Inc. Class A	56,555	2,090
	Leggett & Platt Inc.	105,069	2,038
	Wyndham Worldwide Corp.	123,870	2,022
	DR Horton Inc.	172,244	1,965
	Gannett Co. Inc.	146,941	1,838
	Abercrombie & Fitch Co.	55,535	1,826
	Washington Post Co.
	Class B	3,722	1,742
	Black & Decker Corp.	37,552	1,738
	Harman International
	Industries Inc.	40,313	1,366
	RadioShack Corp.	82,358	1,365
*	AutoNation Inc.	74,589	1,349
*	Big Lots Inc.	52,896	1,323

Asset Allocation Fund

			Market
			Value•
		Shares	($000)
	Lennar Corp. Class A	86,110	1,227
*	Office Depot Inc.	179,027	1,185
	Eastman Kodak Co.	179,628	859
	KB Home	50,429	838
	Meredith Corp.	27,956	837
	New York Times Co. Class A	92,820	754
			544,647
Consumer Staples (7.5%)
	Procter & Gamble Co.	1,866,326	108,098
	Coca-Cola Co.	1,481,386	79,550
	Wal-Mart Stores Inc.	1,380,420	67,765
	Philip Morris
	International Inc.	1,236,208	60,253
	PepsiCo Inc.	995,501	58,396
	CVS Caremark Corp.	921,366	32,930
	Kraft Foods Inc.	940,871	24,717
	Colgate-Palmolive Co.	317,937	24,252
	Walgreen Co.	632,965	23,717
	Altria Group Inc.	1,321,166	23,530
	Costco Wholesale Corp.	277,038	15,642
	Kimberly-Clark Corp.	264,018	15,572
	General Mills Inc.	207,040	13,329
	Archer-Daniels-Midland Co.	408,155	11,926
	Sysco Corp.	375,166	9,323
	Avon Products Inc.	270,958	9,202
	Kroger Co.	413,214	8,529
	Kellogg Co.	167,599	8,251
	HJ Heinz Co.	204,237	8,118
	Lorillard Inc.	104,674	7,777
	ConAgra Foods Inc.	279,452	6,058
	Clorox Co.	89,231	5,249
	Safeway Inc.	262,728	5,181
	Sara Lee Corp.	438,306	4,883
*	Dr Pepper Snapple
	Group Inc.	165,552	4,760
	Reynolds American Inc.	106,472	4,740
	Molson Coors Brewing Co.
	Class B	96,484	4,697
	Coca-Cola Enterprises Inc.	202,274	4,331
	Campbell Soup Co.	128,696	4,198
	JM Smucker Co.	76,613	4,061
	Hershey Co.	104,505	4,061
	Pepsi Bottling Group Inc.	88,177	3,213
	Brown-Forman Corp.
	Class B	65,966	3,181
	Estee Lauder Cos. Inc.
	Class A	76,783	2,847
	McCormick & Co. Inc.	81,764	2,775
*	Whole Foods Market Inc.	87,750	2,675
	Tyson Foods Inc. Class A	188,781	2,384
*	Dean Foods Co.	115,765	2,059
*	Constellation Brands Inc.
	Class A	130,403	1,976
	SUPERVALU Inc.	127,585	1,921
	Hormel Foods Corp.	44,695	1,588
			687,715

			Market
			Value•
		Shares	($000)
Energy (7.6%)
	Exxon Mobil Corp.	3,078,362	211,206
	Chevron Corp.	1,282,150	90,302
	Schlumberger Ltd.	765,177	45,605
	ConocoPhillips	947,167	42,774
	Occidental Petroleum Corp.	517,812	40,596
	Apache Corp.	214,008	19,652
	Anadarko Petroleum Corp.	312,676	19,614
	Devon Energy Corp.	282,857	19,045
	Halliburton Co.	574,439	15,579
	XTO Energy Inc.	369,596	15,272
	Marathon Oil Corp.	450,506	14,371
	EOG Resources Inc.	160,282	13,385
	Chesapeake Energy Corp.	413,330	11,739
*	National Oilwell Varco Inc.	265,849	11,466
	Hess Corp.	184,851	9,882
*	Southwestern Energy Co.	218,654	9,332
	Baker Hughes Inc.	200,493	8,553
	Spectra Energy Corp.	422,458	8,001
	Noble Energy Inc.	111,178	7,333
	Valero Energy Corp.	366,715	7,111
	Murphy Oil Corp.	123,400	7,104
	Williams Cos. Inc.	379,901	6,789
	Peabody Energy Corp.	169,261	6,300
	Consol Energy Inc.	119,437	5,388
*	Cameron International Corp.	141,410	5,348
	Range Resources Corp.	98,451	4,860
	El Paso Corp.	457,258	4,719
	Diamond Offshore
	Drilling Inc.	45,845	4,379
	ENSCO International Inc.	94,530	4,021
	Smith International Inc.	139,637	4,008
*	FMC Technologies Inc.	76,484	3,996
*	Nabors Industries Ltd.	185,766	3,883
	BJ Services Co.	191,425	3,719
	Pioneer Natural
	Resources Co.	71,077	2,579
*	Denbury Resources Inc.	164,647	2,491
	Cabot Oil & Gas Corp.	64,313	2,299
	Sunoco Inc.	76,024	2,163
	Rowan Cos. Inc.	73,117	1,687
	Massey Energy Co.	51,350	1,432
	Tesoro Corp.	87,005	1,303
			699,286
Financials (9.9%)
	JPMorgan Chase & Co.	2,514,546	110,187
	Bank of America Corp.	5,531,266	93,589
	Wells Fargo & Co.	2,986,439	84,158
	Goldman Sachs Group Inc.	326,702	60,228
	Citigroup Inc.	8,328,743	40,311
	Morgan Stanley	867,246	26,781
	US Bancorp	1,219,924	26,668
	American Express Co.	758,701	25,720
	Bank of New York
	Mellon Corp.	767,071	22,237
	MetLife Inc.	521,863	19,867

Asset Allocation Fund

			Market
			Value•
		Shares	($000)
	Travelers Cos. Inc.	361,746	17,809
	State Street Corp.	315,090	16,574
	Prudential Financial Inc.	294,752	14,711
	PNC Financial Services
	Group Inc.	293,669	14,269
	CME Group Inc.	42,258	13,024
	Aflac Inc.	297,398	12,711
	Simon Property Group Inc.	180,044	12,500
	Charles Schwab Corp.	617,034	11,816
	BB&T Corp.	433,386	11,805
	Chubb Corp.	222,414	11,212
	Capital One Financial Corp.	295,100	10,544
	Allstate Corp.	340,789	10,435
	Franklin Resources Inc.	95,056	9,563
	Northern Trust Corp.	153,182	8,909
	Marsh &
	McLennan Cos. Inc.	335,870	8,306
	Loews Corp.	235,167	8,054
	T Rowe Price Group Inc.	163,293	7,463
	SunTrust Banks Inc.	324,410	7,315
*	Progressive Corp.	439,691	7,290
	AON Corp.	173,815	7,073
	Public Storage	87,955	6,618
	Hartford Financial
	Services Group Inc.	243,150	6,444
	Vornado Realty Trust	98,742	6,360
	Invesco Ltd.	270,611	6,159
	Ameriprise Financial Inc.	168,295	6,114
	Boston Properties Inc.	89,905	5,893
	Discover Financial Services	344,990	5,599
	Principal Financial
	Group Inc.	204,245	5,594
	Equity Residential	175,009	5,373
	Fifth Third Bancorp	514,739	5,214
	HCP Inc.	180,282	5,181
	Lincoln National Corp.	189,386	4,907
	Regions Financial Corp.	771,437	4,791
	NYSE Euronext	163,762	4,731
	Host Hotels & Resorts Inc.	394,109	4,639
	Unum Group	215,418	4,619
*	IntercontinentalExchange Inc.	45,779	4,449
	Ventas Inc.	104,337	4,017
	Hudson City Bancorp Inc.	294,849	3,877
*	American International
	Group Inc.	87,193	3,846
	AvalonBay Communities Inc.	51,463	3,743
	XL Capital Ltd. Class A	213,255	3,723
	Genworth Financial Inc.
	Class A	310,309	3,708
	Keycorp	557,347	3,623
	People’s United
	Financial Inc.	225,262	3,505
	Plum Creek Timber Co. Inc.	109,308	3,349
	ProLogis	275,890	3,289
	Legg Mason Inc.	104,284	3,236
	Kimco Realty Corp.	243,255	3,172

			Market
			Value•
		Shares	($000)
	Health Care REIT Inc.	75,522	3,143
^	M&T Bank Corp.	49,938	3,112
	Comerica Inc.	98,479	2,922
*	Leucadia National Corp.	113,531	2,807
	Cincinnati Financial Corp.	104,566	2,718
	Moody’s Corp.	129,976	2,659
*	SLM Corp.	303,341	2,645
	Assurant Inc.	77,619	2,488
	Torchmark Corp.	55,624	2,416
*	First Horizon National Corp.	146,872	1,943
*	NASDAQ OMX Group Inc.	87,930	1,851
	Huntington
	Bancshares Inc.	372,787	1,756
	Marshall & Ilsley Corp.	215,342	1,738
*	CB Richard Ellis Group Inc.
	Class A	145,930	1,713
	Federated Investors Inc.
	Class B	55,671	1,468
	Janus Capital Group Inc.	98,356	1,395
	Zions Bancorporation	74,285	1,335
	Apartment Investment &
	Management Co.	71,864	1,060
*	E*Trade Financial Corp.	567,058	992
*	MBIA Inc.	115,375	895
			907,958
Health Care (8.6%)
	Johnson & Johnson	1,769,912	107,770
	Pfizer Inc.	4,313,904	71,395
	Abbott Laboratories	987,613	48,857
	Merck & Co. Inc.	1,346,988	42,605
	Wyeth	852,685	41,423
*	Amgen Inc.	652,905	39,324
	Schering-Plough Corp.	1,042,803	29,459
	Bristol-Myers Squibb Co.	1,264,208	28,470
*	Gilead Sciences Inc.	578,627	26,952
	Medtronic Inc.	706,165	25,987
	Baxter International Inc.	384,324	21,910
	Eli Lilly & Co.	644,732	21,296
	UnitedHealth Group Inc.	740,855	18,551
*	Medco Health Solutions Inc.	301,894	16,698
*	Celgene Corp.	292,199	16,334
*	WellPoint Inc.	302,445	14,324
*	Express Scripts Inc.	177,415	13,764
*	Thermo Fisher Scientific Inc.	259,441	11,330
	Allergan Inc.	198,262	11,253
	Becton Dickinson and Co.	152,110	10,610
*	Boston Scientific Corp.	957,568	10,141
	McKesson Corp.	169,016	10,065
*	Genzyme Corp.	171,643	9,737
*	Biogen Idec Inc.	183,988	9,295
*	St Jude Medical Inc.	220,775	8,612
	Stryker Corp.	181,675	8,254
	Aetna Inc.	276,648	7,699
*	Zimmer Holdings Inc.	135,728	7,255
*	Intuitive Surgical Inc.	25,003	6,557
	Cardinal Health Inc.	232,844	6,240

Asset Allocation Fund

			Market
			Value•
		Shares	($000)
*	Forest Laboratories Inc.	190,514	5,609
	Quest Diagnostics Inc.	101,403	5,292
*	Life Technologies Corp.	110,546	5,146
	CR Bard Inc.	64,295	5,054
	CIGNA Corp.	171,879	4,828
*	Hospira Inc.	103,333	4,609
*	Laboratory Corp. of
	America Holdings	67,798	4,454
	AmerisourceBergen Corp.
	Class A	197,844	4,428
*	Humana Inc.	108,586	4,050
*	DaVita Inc.	68,354	3,872
*	Waters Corp.	62,999	3,519
*	Varian Medical Systems Inc.	81,155	3,419
	DENTSPLY International Inc.	96,650	3,338
*	Mylan Inc.	197,891	3,168
*	Cephalon Inc.	50,360	2,933
*	Millipore Corp.	36,740	2,584
*	CareFusion Corp.	116,414	2,538
*	Watson Pharmaceuticals Inc.	67,571	2,476
	IMS Health Inc.	133,195	2,045
*	Coventry Health Care Inc.	99,661	1,989
*	Patterson Cos. Inc.	67,161	1,830
*	King Pharmaceuticals Inc.	157,446	1,696
*	Tenet Healthcare Corp.	274,966	1,617
	PerkinElmer Inc.	81,728	1,572
			784,233
Industrials (6.7%)
	General Electric Co.	6,794,987	111,574
	United Technologies Corp.	601,045	36,622
	United Parcel Service Inc.
	Class B	634,995	35,858
	3M Co.	445,804	32,900
	Boeing Co.	463,433	25,095
	Caterpillar Inc.	396,081	20,331
	Emerson Electric Co.	479,037	19,200
	Union Pacific Corp.	321,412	18,754
	Honeywell International Inc.	479,351	17,808
	Lockheed Martin Corp.	205,633	16,056
	General Dynamics Corp.	245,331	15,848
	FedEx Corp.	202,278	15,215
	Burlington Northern
	Santa Fe Corp.	166,674	13,306
	Raytheon Co.	247,601	11,877
	Deere & Co.	268,892	11,541
	Danaher Corp.	164,603	11,081
	CSX Corp.	254,801	10,666
	Northrop Grumman Corp.	202,122	10,460
	Illinois Tool Works Inc.	244,679	10,450
	Norfolk Southern Corp.	233,527	10,067
	Waste Management Inc.	312,756	9,326
	Precision Castparts Corp.	88,993	9,066
	PACCAR Inc.	235,043	8,863
	CH Robinson
	Worldwide Inc.	112,697	6,508
	ITT Corp.	116,205	6,060

			Market
			Value•
		Shares	($000)
	Eaton Corp.	106,460	6,025
	Cummins Inc.	133,303	5,973
	Fluor Corp.	116,442	5,921
	L-3 Communications
	Holdings Inc.	73,671	5,917
	Republic Services Inc.
	Class A	209,885	5,577
	Rockwell Collins Inc.	103,500	5,258
	Parker Hannifin Corp.	101,295	5,251
	Expeditors International
	of Washington Inc.	136,150	4,786
	Dover Corp.	120,164	4,658
	Southwest Airlines Co.	475,950	4,569
	Goodrich Corp.	80,748	4,388
	Rockwell Automation Inc.	91,072	3,880
	WW Grainger Inc.	40,072	3,581
*	Jacobs Engineering
	Group Inc.	75,948	3,490
	Flowserve Corp.	34,777	3,427
	Textron Inc.	178,168	3,382
	Pitney Bowes Inc.	131,607	3,270
	Fastenal Co.	83,809	3,243
*	Iron Mountain Inc.	118,561	3,161
	RR Donnelley & Sons Co.	139,682	2,970
	Masco Corp.	222,916	2,880
*	Quanta Services Inc.	128,613	2,846
*	Stericycle Inc.	55,567	2,692
	Dun & Bradstreet Corp.	35,448	2,670
	Robert Half International Inc.	104,092	2,604
	Cintas Corp.	84,778	2,570
	Equifax Inc.	84,686	2,468
	Pall Corp.	75,266	2,430
	Avery Dennison Corp.	64,451	2,321
	Stanley Works	49,346	2,107
	Ryder System Inc.	36,793	1,437
*	Monster Worldwide Inc.	78,521	1,372
	Snap-On Inc.	38,300	1,331
			612,987
Information Technology (12.2%)
	Microsoft Corp.	4,957,304	128,345
*	Apple Inc.	572,775	106,175
	International Business
	Machines Corp.	838,124	100,248
*	Cisco Systems Inc.	3,687,303	86,799
*	Google Inc. Class A	153,791	76,257
	Hewlett-Packard Co.	1,515,525	71,548
	Intel Corp.	3,578,318	70,028
	Oracle Corp.	2,495,443	52,005
	QUALCOMM Inc.	1,061,969	47,767
*	EMC Corp.	1,289,399	21,971
	Texas Instruments Inc.	803,938	19,045
*	eBay Inc.	715,188	16,886
*	Dell Inc.	1,096,605	16,734
	Corning Inc.	990,163	15,159
*	Yahoo! Inc.	759,318	13,524

Asset Allocation Fund

			Market
			Value•
		Shares	($000)
	Automatic Data
	Processing Inc.	324,488	12,752
	Motorola Inc.	1,459,789	12,540
	Mastercard Inc. Class A	60,549	12,240
	Applied Materials Inc.	847,741	11,360
*	Adobe Systems Inc.	333,630	11,023
*	Juniper Networks Inc.	332,602	8,987
*	Symantec Corp.	518,132	8,534
	Western Union Co.	448,766	8,491
*	Broadcom Corp. Class A	273,539	8,395
*	Cognizant Technology
	Solutions Corp. Class A	190,799	7,376
*	Agilent Technologies Inc.	221,737	6,171
*	Intuit Inc.	212,874	6,067
	Paychex Inc.	204,415	5,938
*	NetApp Inc.	221,793	5,918
	CA Inc.	262,020	5,762
*	Western Digital Corp.	146,930	5,367
	Analog Devices Inc.	192,762	5,316
*	Nvidia Corp.	345,379	5,191
*	Computer Sciences Corp.	98,072	5,169
*	Fiserv Inc.	102,374	4,934
*	Citrix Systems Inc.	120,911	4,743
*	Micron Technology Inc.	546,651	4,483
	Xerox Corp.	576,267	4,460
*	Sun Microsystems Inc.	483,436	4,394
*	McAfee Inc.	100,280	4,391
	Amphenol Corp. Class A	116,222	4,379
*	BMC Software Inc.	115,122	4,321
	Xilinx Inc.	180,143	4,219
	Linear Technology Corp.	147,168	4,066
	Altera Corp.	195,841	4,017
*	Electronic Arts Inc.	207,460	3,952
*	Salesforce.com Inc.	67,195	3,825
	Kla-Tencor Corp.	106,412	3,816
*	Affiliated Computer
	Services Inc. Class A	64,367	3,487
*	Autodesk Inc.	145,735	3,469
*	Red Hat Inc.	124,792	3,449
	Harris Corp.	87,939	3,307
	Microchip Technology Inc.	122,101	3,236
*	SanDisk Corp.	142,171	3,085
	Fidelity National
	Information Services Inc.	119,413	3,046
*	Teradata Corp.	109,368	3,010
*	VeriSign Inc.	126,854	3,005
*	FLIR Systems Inc.	97,630	2,731
*	MEMC Electronic
	Materials Inc.	145,668	2,423
*	Akamai Technologies Inc.	118,501	2,332
*	LSI Corp.	411,807	2,261
*	Advanced Micro
	Devices Inc.	388,166	2,197
	National
	Semiconductor Corp.	149,962	2,140
	Total System Services Inc.	116,826	1,882

			Market
			Value•
		Shares	($000)
*	Tellabs Inc.	270,907	1,875
	Molex Inc.	88,138	1,840
*	Novellus Systems Inc.	78,570	1,648
	Jabil Circuit Inc.	116,795	1,566
*	QLogic Corp.	81,420	1,400
*	Compuware Corp.	173,111	1,269
*	Teradyne Inc.	121,698	1,126
*	Lexmark International Inc.
	Class A	51,422	1,108
*	Novell Inc.	211,909	956
*	Convergys Corp.	89,476	889
*	JDS Uniphase Corp.	121,912	867
*	Ciena Corp.	48,191	785
			1,115,477
Materials (2.3%)
	Monsanto Co.	348,331	26,961
	Dow Chemical Co.	728,900	19,002
	EI Du Pont de
	Nemours & Co.	576,051	18,514
	Freeport-McMoRan
	Copper & Gold Inc.	262,478	18,009
	Praxair Inc.	195,453	15,967
	Newmont Mining Corp.	311,814	13,726
	Air Products &
	Chemicals Inc.	133,463	10,354
	Nucor Corp.	199,746	9,390
	Alcoa Inc.	617,837	8,106
	Ecolab Inc.	148,905	6,884
	PPG Industries Inc.	106,943	6,225
	International Paper Co.	280,021	6,225
	Weyerhaeuser Co.	139,401	5,109
	Sigma-Aldrich Corp.	82,885	4,474
	Vulcan Materials Co.	78,337	4,236
	United States Steel Corp.	93,277	4,139
*	Owens-Illinois Inc.	109,733	4,049
	Ball Corp.	61,744	3,038
	CF Industries Holdings Inc.	31,043	2,677
	Eastman Chemical Co.	48,793	2,612
	MeadWestvaco Corp.	116,979	2,610
	Airgas Inc.	53,922	2,608
	FMC Corp.	45,858	2,579
	Allegheny Technologies Inc.	63,538	2,223
*	Pactiv Corp.	83,698	2,180
	International Flavors
	& Fragrances Inc.	51,594	1,957
	Sealed Air Corp.	97,500	1,914
	Bemis Co. Inc.	68,429	1,773
	AK Steel Holding Corp.	68,211	1,346
	Titanium Metals Corp.	56,407	541
			209,428
Telecommunication Services (2.1%)
	AT&T Inc.	3,772,297	101,890
	Verizon
	Communications Inc.	1,815,057	54,942
*	American Tower Corp.
	Class A	250,451	9,116

Asset Allocation Fund

			Market
			Value•
		Shares	($000)
*	Sprint Nextel Corp.	1,884,190	7,443
	CenturyTel Inc.	187,990	6,316
	Qwest Communications
	International Inc.	935,763	3,565
	Windstream Corp.	274,829	2,784
	Frontier
	Communications Corp.	237,892	1,794
*	MetroPCS
	Communications Inc.	166,953	1,563
			189,413
Utilities (2.4%)
	Exelon Corp.	420,216	20,851
	Southern Co.	507,197	16,063
	FPL Group Inc.	261,916	14,466
	Dominion
	Resources Inc.	384,357	13,260
	Duke Energy Corp.	824,988	12,985
	Public Service Enterprise
	Group Inc.	323,531	10,172
	Entergy Corp.	124,348	9,930
	PG&E Corp.	240,773	9,749
	American Electric
	Power Co. Inc.	302,666	9,380
	FirstEnergy Corp.	193,428	8,843
	Sempra Energy	156,146	7,778
	PPL Corp.	244,716	7,425
	Consolidated Edison Inc.	176,386	7,221

			Market
			Value•
		Shares	($000)
	Progress Energy Inc.	180,974	7,069
	Edison International	210,060	7,054
*	AES Corp.	432,236	6,406
	Xcel Energy Inc.	298,054	5,735
	Constellation Energy
	Group Inc.	129,272	4,185
	Questar Corp.	110,406	4,147
	DTE Energy Co.	112,905	3,967
	Ameren Corp.	150,441	3,803
	EQT Corp.	85,676	3,650
	Wisconsin Energy Corp.	76,013	3,433
	Centerpoint Energy Inc.	239,183	2,973
	Allegheny Energy Inc.	106,451	2,823
	SCANA Corp.	77,100	2,691
	Northeast Utilities	111,657	2,651
	NiSource Inc.	173,804	2,414
	Pinnacle West Capital Corp.	69,003	2,265
	Pepco Holdings Inc.	144,448	2,149
	CMS Energy Corp.	141,466	1,896
	TECO Energy Inc.	133,622	1,881
	Integrys Energy Group Inc.	48,206	1,730
	Nicor Inc.	24,792	907
*	Dynegy Inc. Class A	285,909	729
			222,681
Total Common Stocks
(Cost $4,319,764)			5,973,825

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (7.9%)[1]
U.S. Government Securities (7.9%)
United States Treasury Note/Bond	8.125%	8/15/19	30,724	42,822
United States Treasury Note/Bond	8.500%	2/15/20	18,156	26,071
United States Treasury Note/Bond	8.750%	8/15/20	26,390	38,690
United States Treasury Note/Bond	7.875%	2/15/21	19,205	26,782
United States Treasury Note/Bond	8.000%	11/15/21	41,715	59,066
United States Treasury Note/Bond	7.250%	8/15/22	16,629	22,441
United States Treasury Note/Bond	7.125%	2/15/23	22,978	30,819
United States Treasury Note/Bond	6.250%	8/15/23	31,965	40,081
United States Treasury Note/Bond	7.625%	2/15/25	16,827	23,989
United States Treasury Note/Bond	6.875%	8/15/25	16,880	22,704
United States Treasury Note/Bond	6.000%	2/15/26	21,282	26,420
United States Treasury Note/Bond	6.500%	11/15/26	15,805	20,695
United States Treasury Note/Bond	6.625%	2/15/27	13,826	18,343
United States Treasury Note/Bond	6.125%	11/15/27	28,471	36,180
United States Treasury Note/Bond	5.500%	8/15/28	16,119	19,239
United States Treasury Note/Bond	5.250%	11/15/28	15,553	18,066
United States Treasury Note/Bond	5.250%	2/15/29	15,790	18,339
United States Treasury Note/Bond	6.125%	8/15/29	12,867	16,532
United States Treasury Note/Bond	6.250%	5/15/30	21,123	27,655

Asset Allocation Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	5.375%	2/15/31	21,129	25,120
United States Treasury Note/Bond	4.500%	2/15/36	34,414	36,979
United States Treasury Note/Bond	4.750%	2/15/37	20,034	22,360
United States Treasury Note/Bond	5.000%	5/15/37	20,104	23,305
United States Treasury Note/Bond	4.375%	2/15/38	21,536	22,693
United States Treasury Note/Bond	4.500%	5/15/38	28,751	30,948
United States Treasury Note/Bond	3.500%	2/15/39	34,680	31,423
Total U.S. Government and Agency Obligations (Cost $711,914)				727,762

Shares
Temporary Cash Investments (28.2%)[1]
Money Market Fund (23.7%)
2,3 Vanguard Market Liquidity Fund	0.267%	2,169,228,403	2,169,228

			Face
			Amount
			($000)
U.S. Government and Agency Obligations (1.8%)
4 United States Treasury Bill	0.076%–0.140%	12/17/09	163,600	163,569

Commercial Paper (2.7%)
BNP Paribas Finance Inc.	0.250%	11/17/09	20,000	19,994
CBA (Delaware) Finance Inc.	0.260%	1/22/10	10,615	10,606
ING (U.S.) Funding LLC	0.240%	10/1/09	20,000	20,000
ING (U.S.) Funding LLC	0.290%	11/10/09	30,000	29,993
ING (U.S.) Funding LLC	0.501%	12/1/09	16,000	15,994
Intesa Funding LLC	0.265%	11/9/09	20,000	19,995
Lloyds TSB Bank PLC	0.451%	10/6/09	20,000	19,999
Rabobank USA Financial Corp.	0.300%	2/18/10	20,000	19,975
Societe Generale N.A. Inc.	0.350%	12/4/09	20,000	19,990
Societe Generale N.A. Inc.	0.330%	2/8/10	35,000	34,950
UBS Finance (Delaware), LLC	0.205%	12/28/09	40,000	39,980
				251,476
Total Temporary Cash Investments (Cost $2,584,261)				2,584,273
Total Investments (101.4%) (Cost $7,615,939)				9,285,860
Other Assets and Liabilities (–1.4%)
Other Assets				181,050
Liabilities[3]				(312,430)
				(131,380)
Net Assets (100%)				9,154,480

Asset Allocation Fund

At September 30, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	9,033,651
Undistributed Net Investment Income	18,825
Accumulated Net Realized Losses	(1,624,585)
Unrealized Appreciation (Depreciation)
Investment Securities	1,669,921
Futures Contracts	56,668
Net Assets	9,154,480

Investor Shares—Net Assets
Applicable to 371,892,251 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	7,849,298
Net Asset Value Per Share—Investor Shares	$21.11

Admiral Shares—Net Assets
Applicable to 27,538,507 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,305,182
Net Asset Value Per Share—Admiral Shares	$47.39

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $3,769,000.
1 The fund invests a portion of its cash reserves in equity and bond markets through the use of futures contracts. After giving effect to futures investments, the fund’s effective positions in common stock, U.S. government and agency obligations, and temporary cash investments represent 78.1%, 26.4%, and (3.1%), respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
3 Includes $3,899,000 of collateral received for securities on loan.
4 Securities with a value of $163,569,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

Asset Allocation Fund

Statement of Operations

Year Ended
September 30, 2009
($000)
Investment Income
Income
Dividends	163,746
Interest[1]	26,578
Security Lending	6,389
Total Income	196,713
Expenses
Investment Advisory Fees—Note B
Basic Fee	8,990
Performance Adjustment	(5,927)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	16,094
Management and Administrative—Admiral Shares	1,432
Marketing and Distribution—Investor Shares	1,946
Marketing and Distribution—Admiral Shares	305
Custodian Fees	139
Auditing Fees	24
Shareholders’ Reports and Proxies—Investor Shares	227
Shareholders’ Reports and Proxies—Admiral Shares	19
Trustees’ Fees and Expenses	17
Total Expenses	23,266
Net Investment Income	173,447
Realized Net Gain (Loss)
Investment Securities Sold	(481,466)
Futures Contracts	(504,416)
Realized Net Gain (Loss)	(985,882)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(451,224)
Futures Contracts	215,320
Change in Unrealized Appreciation (Depreciation)	(235,904)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,048,339)
1 Interest income from an affiliated company of the fund was $11,113,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Asset Allocation Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	173,447	272,495
Realized Net Gain (Loss)	(985,882)	(413,785)
Change in Unrealized Appreciation (Depreciation)	(235,904)	(2,743,803)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,048,339)	(2,885,093)
Distributions
Net Investment Income
Investor Shares	(165,958)	(251,447)
Admiral Shares	(29,992)	(51,380)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(195,950)	(302,827)
Capital Share Transactions
Investor Shares	(184,139)	(123,965)
Admiral Shares	(194,542)	(53,254)
Net Increase (Decrease) from Capital Share Transactions	(378,681)	(177,219)
Total Increase (Decrease)	(1,622,970)	(3,365,139)
Net Assets
Beginning of Period	10,777,450	14,142,589
End of Period[1]	9,154,480	10,777,450
1 Net Assets—End of Period includes undistributed net investment income of $18,825,000 and $41,328,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Asset Allocation Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$23.91	$30.92	$27.29	$25.08	$22.92
Investment Operations
Net Investment Income	.384	.594	.660	.520	.480
Net Realized and Unrealized Gain (Loss)
on Investments	(2.752)	(6.945)	3.590	2.200	2.160
Total from Investment Operations	(2.368)	(6.351)	4.250	2.720	2.640
Distributions
Dividends from Net Investment Income	(.432)	(.659)	(.620)	(.510)	(.480)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.432)	(.659)	(.620)	(.510)	(.480)
Net Asset Value, End of Period	$21.11	$23.91	$30.92	$27.29	$25.08

Total Return[1]	–9.60%	–20.84%	15.69%	11.00%	11.60%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,849	$9,043	$11,833	$10,024	$9,333
Ratio of Total Expenses to
Average Net Assets[2]	0.29%	0.31%	0.37%	0.41%	0.38%
Ratio of Net Investment Income to
Average Net Assets	2.07%	2.11%	2.25%	2.01%	1.98%
Portfolio Turnover Rate	16%	5%	6%	16%	6%
1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2 Includes performance-based investment advisory fee increases (decreases) of (0.07%), 0.00%, 0.04%, 0.04%, and 0.01%.

See accompanying Notes, which are an integral part of the Financial Statements.

Asset Allocation Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$53.69	$69.43	$61.28	$56.33	$51.47
Investment Operations
Net Investment Income	.908	1.403	1.555	1.235	1.145
Net Realized and Unrealized Gain (Loss)
on Investments	(6.185)	(15.599)	8.054	4.924	4.849
Total from Investment Operations	(5.277)	(14.196)	9.609	6.159	5.994
Distributions
Dividends from Net Investment Income	(1.023)	(1.544)	(1.459)	(1.209)	(1.134)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(1.023)	(1.544)	(1.459)	(1.209)	(1.134)
Net Asset Value, End of Period	$47.39	$53.69	$69.43	$61.28	$56.33

Total Return	–9.51%	–20.76%	15.81%	11.10%	11.74%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,305	$1,734	$2,310	$1,858	$1,571
Ratio of Total Expenses to
Average Net Assets[1]	0.18%	0.20%	0.27%	0.30%	0.28%
Ratio of Net Investment Income to
Average Net Assets	2.18%	2.22%	2.35%	2.12%	2.08%
Portfolio Turnover Rate	16%	5%	6%	16%	6%
1 Includes performance-based investment advisory fee increases (decreases) of (0.07%), 0.00%, 0.04%, 0.04%, and 0.01%.

See accompanying Notes, which are an integral part of the Financial Statements.

Asset Allocation Fund

Notes to Financial Statements

Vanguard Asset Allocation Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund may use S&P 500 Index and U.S. Treasury futures contracts with the objectives of maintaining full exposure to the stock and bond markets, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying securities while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of securities held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

Asset Allocation Fund

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Mellon Capital Management Corporation provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to a combined index comprising the S&P 500 Index and the Barclays Capital Long U.S. Treasury Index. For the year ended September 30, 2009, the investment advisory fee represented an effective annual basic rate of 0.11% of the fund’s average net assets before a decrease of $5,927,000 (0.07%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2009, the fund had contributed capital of $1,962,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.78% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of September 30, 2009, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	5,973,825	—	—
U.S. Government and Agency Obligations	—	727,762	—
Temporary Cash Investments	2,169,228	415,045	—
Futures Contracts—Assets[1]	386	—	—
Futures Contracts—Liabilities[1]	(6,138)	—	—

Asset Allocation Fund

Total	8,137,301	1,142,807	—
1 Represents variation margin on the last day of the reporting period.

E. At September 30, 2009, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Equity	Interest Rate
	Contracts[1]	Contracts[1]	Total
Statement of Net Assets	($000)	($000)	($000)
Other Assets	336	50	386
Liabilities	(2,546)	(3,592)	(6,138)
1 Represents variation margin on the last day of the reporting period.

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended September 30, 2009, were:

	Equity	Interest Rate
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(476,782)	(27,634)	(504,416)

Change in Unrealized Appreciation
(Depreciation) on Derivatives
Futures Contracts	191,790	23,530	215,320

At September 30, 2009, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
		Number of	Aggregate	Unrealized
		Long (Short)	Settlement	Appreciation
Futures Contracts	Expiration	Contracts	Value	(Depreciation)
30-Year U.S. Treasury Bond	December 2009	13,944	1,692,453	23,530
S&P 500 Index	December 2009	5,270	1,387,196	34,801
E-mini S&P 500 Index	December 2009	(4,000)	210,580	(1,663)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Asset Allocation Fund

For tax purposes, at September 30, 2009, the fund had $36,314,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $1,177,363,000 to offset future net capital gains of $4,666,000 through September 30, 2011, $94,815,000 through September 30, 2012, and $1,077,882,000 through September 30, 2017. In addition, the fund realized losses of $350,686,000 during the period from November 1, 2008, through September 30, 2009, which are deferred and will be treated as realized for tax purposes in fiscal 2010.

At September 30, 2009, the cost of investment securities for tax purposes was $7,652,358,000. Net unrealized appreciation of investment securities for tax purposes was $1,633,502,000, consisting of unrealized gains of $2,242,765,000 on securities that had risen in value since their purchase and $609,263,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended September 30, 2009, the fund purchased $369,120,000 of investment securities and sold $1,951,828,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $714,673,000 and $0, respectively.

H. Capital share transactions for each class of shares were:
	Year Ended September 30,
		2009		2008
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,141,130	63,562	1,215,837	43,982
Issued in Lieu of Cash Distributions	164,300	9,026	248,794	8,872
Redeemed	(1,489,569)	(78,980)	(1,588,596)	(57,280)
Net Increase (Decrease)—Investor Shares	(184,139)	(6,392)	(123,965)	(4,426)
Admiral Shares
Issued	74,170	1,789	196,056	3,050
Issued in Lieu of Cash Distributions	27,019	662	46,541	739
Redeemed	(295,731)	(7,217)	(295,851)	(4,753)
Net Increase (Decrease)—Admiral Shares	(194,542)	(4,766)	(53,254)	(964)

I. In preparing the financial statements as of September 30, 2009, management considered the impact of subsequent events occurring through November 10, 2009, for potential recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Malvern Funds and the Shareholders of Vanguard Asset Allocation Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Asset Allocation Fund (the “Fund”) at September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2009 by correspondence with the custodian and broker, and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 10, 2009

Special 2009 tax information (unaudited) for Vanguard Asset Allocation Fund

This information for the fiscal year ended September 30, 2009, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $173,800,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 92.5% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2009. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Asset Allocation Fund Investor Shares[1]
Periods Ended September 30, 2009
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	–9.60%	0.51%	1.60%
Returns After Taxes on Distributions	–9.97	0.09	0.77
Returns After Taxes on Distributions and Sale of Fund Shares	–5.95	0.37	0.97

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended September 30, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Asset Allocation Fund	3/31/2009	9/30/2009	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,277.43	$1.66
Admiral Shares	1,000.00	1,277.52	1.03
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.61	$1.47
Admiral Shares	1,000.00	1,024.17	0.91

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.29% for Investor Shares and 0.18% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Trustees Approve Advisory Agreement

The board of trustees of Vanguard Asset Allocation Fund has renewed the fund’s investment advisory agreement with Mellon Capital Management Corporation. The board determined that the retention of the advisor was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Mellon Capital was founded in 1983. The firm is a leader in asset allocation and quantitative investment strategies, with a history of innovation in portfolio management. The firm has advised the fund since its inception in 1988. Mellon Capital uses a proprietary, quantitative model in implementing a disciplined process that focuses on forward-looking, risk-adjusted returns. The equity-risk premium is based on the model’s estimates of the average annual returns of stocks and of A-rated corporate bonds over the next ten years. The advisor actively allocates the fund’s assets among investments representing the performance of three broad asset categories: S&P 500 Index stocks, long-term U.S. Treasury bonds, and money market instruments. To determine the optimal portfolio mix, the allocation process considers expectations for relative performance, relative risk, and inflation. The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the advisor has carried out the fund’s investment strategy in disciplined fashion, and that the results have been mixed—with periods of outperformance and periods of underperformance versus its benchmark and peer funds. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of Mellon Capital in determining whether to approve the advisory fee, because Mellon Capital is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory agreement again after a one-year period.

Glossary

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 156 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustees	Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
John J. Brennan[1]	Occupation(s) During the Past Five Years: Executive
Born 1954. Trustee Since May 1987. Chairman of	Chief Staff and Marketing Officer for North America
the Board. Principal Occupation(s) During the Past	and Corporate Vice President (retired 2008) of Xerox
Five Years: Chairman of the Board and Director/Trustee	Corporation (photocopiers and printers); Director of
of The Vanguard Group, Inc., and of each of the	SPX Corporation (multi-industry manufacturing), the
investment companies served by The Vanguard Group;	United Way of Rochester, the Boy Scouts of America,
Chief Executive Officer (1996–2008) and President	Amerigroup Corporation (direct health and medical
(1989–2008) of The Vanguard Group and of each of the	insurance carriers), and Monroe Community College
investment companies served by The Vanguard Group;	Foundation.
Chairman of the Financial Accounting Foundation;
Governor of the Financial Industry Regulatory Authority	Rajiv L. Gupta
(FINRA); Director of United Way of Southeastern	Born 1945. Trustee Since December 2001.[2] Principal
Pennsylvania.	Occupation(s) During the Past Five Years: Chairman
and Chief Executive Officer (retired 2009) and President
F. William McNabb III[1]	(2006–2008) of Rohm and Haas Co. (chemicals); Board
Born 1957. Trustee Since July 2009. Principal	Member of American Chemistry Council; Director of
Occupation(s) During the Past Five Years: Director of	Tyco International, Ltd. (diversified manufacturing and
The Vanguard Group, Inc., since 2008; Chief Executive	services) and Hewlett-Packard Co. (electronic computer
Officer and President of The Vanguard Group and of	manufacturing); Trustee of The Conference Board.
each of the investment companies served by The
Vanguard Group since 2008; Director of Vanguard	Amy Gutmann
Marketing Corporation; Managing Director of The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group (1995–2008).	Occupation(s) During the Past Five Years: President of
the University of Pennsylvania; Christopher H. Browne
Distinguished Professor of Political Science in the School
Independent Trustees	of Arts and Sciences with secondary appointments
at the Annenberg School for Communication and the
Charles D. Ellis	Graduate School of Education of the University of
Born 1937. Trustee Since January 2001. Principal	Pennsylvania; Director of Carnegie Corporation of
Occupation(s) During the Past Five Years: Applecore	New York, Schuylkill River Development Corporation,
Partners (pro bono ventures in education); Senior	and Greater Philadelphia Chamber of Commerce;
Advisor to Greenwich Associates (international business	Trustee of the National Constitution Center.
strategy consulting); Successor Trustee of Yale University;
Overseer of the Stern School of Business at New York
University; Trustee of the Whitehead Institute for
Biomedical Research.

JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate	Thomas J. Higgins[1]
Vice President and Chief Global Diversity Officer since	Born 1957. Chief Financial Officer Since September
2006 (retired 2008) and Member of the Executive	2008. Principal Occupation(s) During the Past Five
Committee (retired 2008) of Johnson & Johnson	Years: Principal of The Vanguard Group, Inc.; Chief
(pharmaceuticals/consumer products); Vice President	Financial Officer of each of the investment companies
and Chief Information Officer of Johnson & Johnson	served by The Vanguard Group since 2008; Treasurer
(1997–2005); Director of the University Medical Center	of each of the investment companies served by The
at Princeton and Women’s Research and Education	Vanguard Group (1998–2008).
Institute.

Kathryn J. Hyatt[1]
André F. Perold	Born 1955. Treasurer Since November 2008. Principal
Born 1952. Trustee Since December 2004. Principal	Occupation(s) During the Past Five Years: Principal of
Occupation(s) During the Past Five Years: George Gund	The Vanguard Group, Inc.; Treasurer of each of the
Professor of Finance and Banking, Harvard Business	investment companies served by The Vanguard
School; Chairman of UNX, Inc. (equities trading firm);	Group since 2008; Assistant Treasurer of each of the
Chair of the Investment Committee of HighVista	investment companies served by The Vanguard Group
Strategies LLC (private investment firm).	(1988–2008).

Alfred M. Rankin, Jr.	Heidi Stam[1]
Born 1941. Trustee Since January 1993. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: Chairman,	Occupation(s) During the Past Five Years: Managing
President, and Chief Executive Officer of NACCO	Director of The Vanguard Group, Inc., since 2006;
Industries, Inc. (forklift trucks/housewares/lignite);	General Counsel of The Vanguard Group since 2005;
Director of Goodrich Corporation (industrial products/	Secretary of The Vanguard Group and of each of the
aircraft systems and services); Deputy Chairman of	investment companies served by The Vanguard Group
the Federal Reserve Bank of Cleveland.	since 2005; Director and Senior Vice President of
Vanguard Marketing Corporation since 2005; Principal
Peter F. Volanakis	of The Vanguard Group (1997–2006).
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005	Vanguard Senior Management Team
of Corning Incorporated (communications equipment);
President of Corning Technologies (2001–2005); Director	R. Gregory Barton	Michael S. Miller
of Corning Incorporated and Dow Corning; Trustee of	Mortimer J. Buckley	James M. Norris
the Corning Incorporated Foundation and the Corning	Kathleen C. Gubanich	Glenn W. Reed
Museum of Glass; Overseer of the Amos Tuck School	Paul A. Heller	George U. Sauter
of Business Administration at Dartmouth College.

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 These individuals are “interested persons” as defined in the Investment Company Act of 1940.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
Direct Investor Account Services > 800-662-2739
You can obtain a free copy of Vanguard’s proxy voting
Institutional Investor Services > 800-523-1036
guidelines by visiting our website, www.vanguard.com,
Text Telephone for People	and searching for “proxy voting guidelines,” or by
With Hearing Impairment > 800-952-3335	calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
This material may be used in conjunction
the 12 months ended June 30. To get the report, visit
with the offering of shares of any Vanguard	either www.vanguard.com or www.sec.gov.
fund only if preceded or accompanied by
the fund’s current prospectus.	You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
CFA® is a trademark owned by CFA Institute.	To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2009 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q780 112009

Vanguard U.S. Value Fund
Annual Report
September 30, 2009

> For the highly volatile 12-month period ended September 30, 2009,

Vanguard U.S. Value Fund returned –13.68%.

> The fund lagged the return of its market benchmark, the Russell 3000

Value Index, as well as the average return for multi-cap value funds.

> During the period, holdings in the industrial, financial, and energy sectors weighed significantly on the fund’s performance.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Advisors’ Report	7
Results of Proxy Voting	10
Fund Profile	11
Performance Summary	12
Financial Statements	13
Your Fund’s After-Tax Returns	27
About Your Fund’s Expenses	28
Glossary	30

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2009
	Ticker	Total
	Symbol	Returns
Vanguard U.S. Value Fund	VUVLX	–13.68%
Russell 3000 Value Index		–10.79
Multi-Cap Value Funds Average[1]		–4.71

Your Fund’s Performance at a Glance
September 30, 2008–September 30, 2009
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard U.S. Value Fund	$10.64	$8.84	$0.298	$0.000

1 Derived from data provided by Lipper Inc.

1

President’s Letter

Dear Shareholder:

The fiscal year covered in this report was an extremely turbulent time for the U.S. stock market. During the first six months, stocks suffered some of their worst returns on record. In mid-March, the market began to rebound. However, since the upswing began, investors have been biased toward smaller, more speculative stocks, while companies such as the ones held by Vanguard U.S. Value Fund—well-established, with a consistent history of earnings growth—have failed to keep pace.

In this environment, the U.S. Value Fund posted a disappointing result of –13.68% for the 12 months ended September 30, 2009. The fund trailed its benchmark, the Russell 3000 Value Index, which returned –10.79%. The fund also lagged the average return of multi-cap value funds for the period.

If you own shares of the U.S. Value Fund in a taxable account, you may wish to review our report of the fund’s after-tax returns on page 27.

After a precipitous fall, stock markets rebounded

In recent months, the financial markets have performed so strongly that it’s almost hard to remember that less than a year ago the global financial system stood on the brink of collapse. Since then, markets

2

have pulled back from the abyss. Although unemployment remains near generational highs, and the prospects of a robust recovery seem dim, the global economy has begun to grind into gear.

Reminders of the markets’ dark days are nevertheless apparent in the index returns for both the past 12 months and the past three years. Over both periods, U.S. stocks recorded negative returns. Global stocks did better over the past 12 months, recouping their late-2008 losses thanks to general strength in developed economies and a powerful rally in emerging markets. Over the past three years, however, international stocks posted a modestly negative return.

The bond market’s turnabout has been equally dramatic

The stock market’s collapse and recovery echo even more dramatic developments in the bond market. At the end of 2008, as the credit markets nearly ceased to function, the difference between the yields of corporate bonds and Treasury bonds spiked to levels last seen during the Great Depression.

The Federal Reserve and its central bank counterparts around the world responded with aggressive monetary stimulus efforts, while global governments opened the fiscal taps. Investors first tiptoed, then stampeded, back into the market, boosting bond prices and bringing down yields.

Market Barometer
	Average Annual Total Returns
	Periods Ended September 30, 2009
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	–6.14%	–5.10%	1.49%
Russell 2000 Index (Small-caps)	–9.55	–4.57	2.41
Dow Jones U.S. Total Stock Market Index	–5.83	–4.58	1.93
MSCI All Country World Index ex USA (International)	6.43	–0.78	8.59

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	10.56%	6.41%	5.13%
Barclays Capital Municipal Bond Index	14.85	5.13	4.78
Citigroup 3-Month Treasury Bill Index	0.39	2.63	2.96

CPI
Consumer Price Index	–1.29%	2.10%	2.61%

3

Over the past 12 months, taxable U.S. bonds returned more than 10%; municipal securities did even better, returning almost 15%, as measured by the Barclays Capital Municipal Bond Index.

The Fed’s rescue campaign has imposed a heavy price on short-term savings vehicles such as money market funds. In December 2008, the Fed reduced its target for the federal funds rate, a benchmark for the interest rates paid by money market instruments and other very short-term securities, to between 0% and 0.25%.

The Fed has said it expects to maintain its target at this level “for an extended period.”

Losses in several sectors put a damper on returns

The U.S. Value Fund fared worse than its benchmark index during the fiscal year ended September 30. The fund managers invest in well-established companies. Such companies have underperformed the broad market since the rally began in March, as investors have favored riskier, financially weaker companies that seem to have caught their second wind as the credit crisis fades into memory. The fund’s customary positioning worked against it during the past 12 months.

Industrial stocks were among the fund’s worst performers. Industrial conglomerates, machinery companies, and railroads were badly battered during the downturn, as manufacturers suffered from

Expense Ratios[1]
Your Fund Compared With Its Peer Group
		Multi-Cap
		Value Funds
	Fund	Average
U.S. Value Fund	0.46%	1.27%

1 The fund expense ratio shown is from the prospectus dated January 28, 2009, and represents estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. The expense ratio for the fiscal year ended September 30, 2009, was 0.52%.
The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2008.

4

shrinking orders and high inventories. Although these stocks have begun to bounce back in recent months, it wasn’t enough to make up for the dramatic losses of the first six months. For the full year, the sector’s overall return lagged that of the broad market.

Like its benchmark index, the fund had a substantial commitment to the financial sector—about 22% of the portfolio on average—throughout the period. This also hurt returns. The sector suffered extreme losses over the first half of the fiscal year and, as with industrials, the gains that came later weren’t enough to make up the difference. However, the fund’s performance in the sector was slightly better than that of the index for the period.

In the energy sector, the fund had less exposure than the index to some of the bigger, broadly diversified companies that boosted the sector’s return for the period. This hurt the fund’s performance relative to the index. Similarly, the advisors’ selections among materials and consumer staples stocks declined more than the index sectors.

There were a few bright spots for the fund during an otherwise rocky 12 months. The advisors’ stock selection was strong in the telecommunication services and utilities industries. The fund also got a boost from its information technology holdings, which spiked when investors decided that corporations might be ready

Total Returns
June 29, 2000,[1] Through September 30, 2009
Average
Annual Return
U.S. Value Fund	2.60%
Russell 3000 Value Index	2.83
Multi-Cap Value Funds Average[2]	1.97

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1 Fund inception date.
2 Derived from data provided by Lipper Inc.

5

to resume spending on communications equipment, computer hardware, and computer software.

Months of volatility take their toll on returns

Vanguard advises investors always to consider long-term performance when evaluating a fund. However, that long-term record can be distorted, for better or worse, by the most recent short-term results. The U.S. Value Fund’s sizable losses over the past two years have obscured some signs of strength in its longer history.

Since its inception in June 2000, U.S. Value has earned an average annual return of 2.60%, a shade below the index result. Just two years ago, at the end of the 2007 fiscal year—and before the economic downturn hammered performance—the fund had an average yearly return of 8.87%. Despite recent difficulties, the fund has exceeded the average return of multi-cap value funds over the long term.

A word on expenses

The fund’s expense ratio has risen over the past fiscal year. The explanation is twofold. First, as the value of fund assets has declined, the fund’s fixed expenses have accounted for a modestly higher percentage of fund assets. Second, Vanguard’s contracts with external advisors generally include an incentive-fee provision that is contingent on the advisors’ performance relative to their benchmarks. This fee structure helps to ensure that the interests of the fund shareholders and advisors remain aligned. Over the past year, the advisory fee increased as the fund’s relative performance improved. The fund’s financial statements include more information about Vanguard U.S. Value Fund’s incentive fee.

Focus on the long term regardless of market conditions

Although the stock market seems to be on a rising path for now, its near-term direction is impossible to forecast with accuracy. Because such uncertainty is forever present in the financial markets, Vanguard encourages investors to maintain a long-term perspective and stay focused on your future goals. Establishing a well-balanced and diversified portfolio that is consistent with your long-term goals and risk tolerance can help you follow these guidelines.

With its low costs and broad diversification among value stocks, we believe that the U.S. Value Fund can play an important role in a well-balanced portfolio.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
President and Chief Executive Officer
October 13, 2009

Advisors’ Report

For the 12 months ended September 30, 2009, Vanguard U.S. Value Fund returned –13.68%. Your fund is managed by two independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct, yet complementary, investment approaches. It's not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal year and of how portfolio positioning reflects this assessment.

These comments were prepared on October 19, 2009.

AXA Rosenberg Investment
Management LLC

Portfolio Manager:
William E. Ricks, Ph.D., Americas Chief
Executive and Chief Investment Officer

The portfolio’s underperformance during the 2009 market rally was the main driver of its trailing one-year performance, as investors’ continued focus on lower-quality, more volatile names with weaker earnings fundamentals created a challenging market environment for our process. The rally that began in March was fueled by stocks with weak trailing earnings and expectations, poor recent price performance, and a high sensitivity to the economic cycle. As our

Vanguard U.S. Value Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
AXA Rosenberg Investment	68	351	Employs an investment philosophy grounded in
Management LLC			fundamental analysis using a two-part quantitative
			model: a valuation model, which compares a stock’s
			price to its fair value, and an earnings forecast
			model, which identifies companies likely to have
			superior earnings.
Vanguard Quantitative	29	151	Employs a quantitative fundamental management
Equity Group			approach, using models that assess valuation,
			market sentiment, earnings quality and growth,
			and management decisions of companies relative
			to their peers.
Cash Investments	3	18	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor may also maintain a modest
			cash position.

7

fiscal year came to a close, market euphoria had been tempered somewhat and investors appeared more discriminating. Although both high-beta and low relative-strength stocks continued to lead the market in the final months of the period, valuation metrics, such as price/book ratio and dividend yield, were starting to be rewarded.

From a stock-selection perspective, the energy sector was the largest detractor from our portfolio’s performance over the year. Our above-benchmark exposure to ConocoPhillips and Apache hurt overall results relative to the index. On the positive side, we added value through holdings in the telecommunication services and health care sectors, both of which held up well relative to the broader market over the fiscal year. In health care, the portfolio’s overweighting in pharmaceutical stocks helped overall performance. Our bottom-up stock-selection models identified attractive investment opportunities among drug companies, such as Amgen and Forest Laboratories.

The portfolio also benefited from a modest overweighting in the telecom sector, where we saw relatively superior prospects for earnings growth. Stock selection in the sector was also good, with notable contributions coming from CenturyTel and Qwest Communications International. Relative to the index, we benefited from having less exposure to Sprint Nextel.

In general, periods characterized by stable economic growth, as well as those dominated by value stocks, tend to be favorable to our process. Since July, we’ve seen increasing signs that the markets are turning toward a regard for fundamental value. In particular, European investors have begun leaning toward value stocks, particularly large-caps, an area in which our strategies did well during the third calendar quarter.

Although the European small-cap sector and the broad U.S. market have lagged this shift in sentiment so far, the same favorable trend is evident in the improving relative performance of stocks with high ratios of forecast earnings to prices, which have recently begun to outpace the market. These positive indicators are bolstered by moderating volatility and reduced dispersion of earnings forecasts, along with the increased attention to earnings that is necessary to support investors’ focus on fundamentals. This type of rational investor behavior drives stock returns over most market cycles, and we believe that our portfolio is positioned to take full advantage of a realignment between prices and valuations.

Vanguard Quantitative Equity Group

Portfolio Manager:
James P. Stetler, Principal

It has been a year of extremes for the U.S. Value Fund and the equity markets in general. The credit crisis that began in 2007 accelerated with the failure of Lehman Brothers in late 2008. Equity markets plunged by more than 30% in the first six months of the fund’s fiscal year, as measured by the Russell 3000 Index.

8

Value stocks fared worse than their growth counterparts, returning about –36% versus –27% for growth-oriented companies.

As government rescue and stimulus plans were announced and it became apparent that the financial markets were not going to implode, the second half of the fiscal year witnessed a dramatic snap-back. The Russell 3000 Index reversed course and climbed more than 35%, leaving its 12-month total return at –6.4%. Growth stocks, as they did last year, outperformed value stocks by more than 8 percentage points.

Although the worst recession in decades has not officially been declared to be over, many investment professionals believe it actually came to an end during the July–September quarter. (On October 30, the Commerce Department reported that GDP increased by 3.5% in the third quarter.) However, the challenges that lie ahead are many and not easily resolved. Questions regarding rising unemployment, the state of credit markets, and massive government deficits are just a few of the issues that need to be addressed in order for long-term economic growth to be restored. Against this backdrop, our investment process struggled in this period.

Our company evaluation process has five components: valuation, quality, growth, management decisions, and market sentiment. Valuation measures the price we will pay for a stock’s earnings or cash flow. Our quality score separates cheap stocks that deserve their low valuation because of poor margins from their more profitable peers. Our growth indicator differentiates between companies whose low valuations are due to poor growth prospects and those that have more attractive prospects. Since actions often speak louder than words, our management-decisions model evaluates the decisions corporate managers make to enhance shareholder value. Finally, our market-sentiment score measures the market’s overall evaluation of the company’s value.

Our company ranking process was ineffective during this period because the market did not reward some of the metrics we deem important to superior performance: low valuation, balance-sheet quality, and attractive growth prospects. Some are calling the market’s recovery a “junk rally,” because the companies that rallied most were those with the poorest prospects, the same ones that had fallen the most during the onset of the crisis.

Our stock-selection results were strongest in the telecommunication services sector, led by Centennial Cellular and Windstream. Our selection results were most disappointing in the energy and consumer staples sectors, where companies such as Pioneer Natural Resources, Devon Energy, Procter & Gamble, and SuperValu did not perform as expected.

9

Results of Proxy Voting

At a special meeting of shareholders on July 2, 2009, fund shareholders approved the following two proposals:

Proposal 1—Elect trustees for the fund.*

The individuals listed in the table below were elected as trustees for the fund. All trustees with the exception of Messrs. McNabb and Volanakis (both of whom already served as directors of The Vanguard Group, Inc.) served as trustees to the fund prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
John J. Brennan	445,500,538	14,988,021	96.7%
Charles D. Ellis	442,998,082	17,490,477	96.2%
Emerson U. Fullwood	444,194,380	16,294,179	96.5%
Rajiv L. Gupta	444,168,809	16,319,751	96.5%
Amy Gutmann	444,489,142	15,999,417	96.5%
JoAnn Heffernan Heisen	444,561,575	15,926,985	96.5%
F. William McNabb III	445,668,800	14,819,759	96.8%
André F. Perold	443,799,981	16,688,579	96.4%
Alfred M. Rankin, Jr.	444,303,090	16,185,470	96.5%
Peter F. Volanakis	445,757,677	14,730,883	96.8%
* Results are for all funds within the same trust.

Proposal 2—Update and standardize the fund’s fundamental policies regarding:
(a) Purchasing and selling real estate.
(b) Issuing senior securities.
(c) Borrowing money.
(d) Making loans.
(e) Purchasing and selling commodities.
(f) Concentrating investments in a particular industry or group of industries.
(g) Eliminating outdated fundamental investment policies not required by law.

The revised fundamental policies are clearly stated and simple, yet comprehensive, making oversight and compliance more efficient than under the former policies. The revised fundamental policies will allow the fund to respond more quickly to regulatory and market changes, while avoiding the costs and delays associated with successive shareholder meetings.

				Broker	Percentage
U.S. Value Fund	For	Abstain	Against	Non-Votes	For
2a	42,710,065	1,308,164	1,628,369	4,407,241	85.3%
2b	42,503,480	1,512,745	1,630,373	4,407,241	84.9%
2c	41,968,489	1,302,496	2,375,613	4,407,241	83.8%
2d	42,161,180	1,375,518	2,109,901	4,407,241	84.2%
2e	42,083,026	1,319,028	2,244,545	4,407,241	84.1%
2f	42,468,377	1,355,529	1,822,692	4,407,241	84.8%
2g	43,051,056	1,175,768	1,419,773	4,407,243	86.0%

10

U.S. Value Fund

Fund Profile
As of September 30, 2009

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	517	2,060	4,324
Median Market Cap	$23.0B	$24.9B	$29.0B
Price/Earnings Ratio	20.7x	33.2x	27.9x
Price/Book Ratio	1.5x	1.6x	2.1x
Yield[3]	1.7%	2.3%	1.9%
Return on Equity	15.8%	16.1%	19.1%
Earnings Growth Rate	4.4%	3.0%	9.6%
Foreign Holdings	0.1%	0.0%	0.0%
Turnover Rate	74%	—	—
Expense Ratio[4]	0.46%	—	—
Short-Term Reserves	0.9%	—	—

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	9.8%	9.6%	10.1%
Consumer Staples	6.9	5.3	9.9
Energy	14.6	17.4	11.0
Financials	24.3	26.0	16.7
Health Care	13.0	8.8	12.9
Industrials	9.4	11.2	10.6
Information Technology	8.1	5.6	18.2
Materials	2.8	4.1	3.9
Telecommunication
Services	4.9	5.2	2.9
Utilities	6.2	6.8	3.8

Volatility Measures[5]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.97	0.97
Beta	0.93	0.98

Ten Largest Holdings[6] (% of total net assets)

ExxonMobil Corp.	integrated oil and gas	4.1%
JPMorgan Chase & Co.	diversified financial services	3.2
Pfizer Inc.	pharmaceuticals	3.0
General Electric Co.	industrial conglomerates	2.6
Wells Fargo & Co.	diversified banks	2.4
AT&T Inc.	integrated telecommunication services	2.3
Chevron Corp.	integrated oil and gas	2.1
Goldman Sachs Group Inc.	investment banking and brokerage	2.1
Bank of America Corp.	diversified financial services	2.0
Travelers Cos. Inc.	property and casualty insurance	1.5
Top Ten		25.3%

Investment Focus

1 Russell 3000 Value Index.
2 Dow Jones U.S. Total Stock Market Index.
3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.
4 The expense ratio shown is from the prospectus dated January 28, 2009, and represents estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended September 30, 2009, the annualized expense ratio was 0.52%.
5 For an explanation of R-squared, beta, and other terms used here, see the Glossary.
6 The holdings listed exclude any temporary cash investments and equity index products.

11

U.S. Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 29, 2000–September 30, 2009

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2009			Final Value
			Since	of a $10,000
	One Year	Five Years	Inception[1]	Investment
U.S. Value Fund[2]	–13.68%	–1.11%	2.60%	$12,684
Dow Jones U.S.Total Stock Market Index	–5.83	1.93	–0.64	9,419
Russell 3000 Value Index	–10.79	0.96	2.83	12,946
Multi-Cap Value Funds Average[3]	–4.71	0.67	1.97	11,977

Fiscal-Year Total Returns (%): June 29, 2000–September 30, 2009

1 Performance for the fund and its comparative standards is calculated since the fund’s inception: June 29, 2000.
2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
3 Derived from data provided by Lipper Inc.
Note: See Financial Highlights table for dividend and capital gains information.

12

U.S. Value Fund

Financial Statements

Statement of Net Assets
As of September 30, 2009

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (96.1%)[1]
Consumer Discretionary (9.4%)
	Walt Disney Co.	158,800	4,361
*	Ford Motor Co.	500,680	3,610
*	Viacom Inc. Class B	103,400	2,899
	Comcast Corp. Class A	171,489	2,896
	Home Depot Inc.	103,000	2,744
	Jarden Corp.	73,400	2,060
	News Corp. Class A	169,000	2,026
*	DISH Network Corp.
	Class A	96,330	1,855
	Newell Rubbermaid Inc.	115,500	1,812
	Limited Brands Inc.	106,410	1,808
	RadioShack Corp.	94,050	1,558
	Time Warner Inc.	51,766	1,490
*	Rent-A-Center Inc.	78,000	1,473
	Time Warner Cable Inc.	27,400	1,181
*	Big Lots Inc.	43,300	1,083
	Gap Inc.	50,450	1,080
	Lowe’s Cos. Inc.	51,200	1,072
	Wyndham Worldwide Corp.	56,000	914
	Bob Evans Farms Inc.	24,145	702
	Comcast Corp.	41,300	664
	Harley-Davidson Inc.	28,090	646
	Barnes & Noble Inc.	27,700	615
*	Jo-Ann Stores Inc.	18,810	505
	Phillips-Van Heusen Corp.	11,700	501
	Gannett Co. Inc.	39,900	499
	DR Horton Inc.	39,200	447
	Cracker Barrel Old
	Country Store Inc.	12,483	429
	Pulte Homes Inc.	38,907	428
	Group 1 Automotive Inc.	14,700	395
	Unifirst Corp.	8,780	390
	Autoliv Inc.	10,800	363
*	Cabela’s Inc.	26,700	356
*	Interpublic Group
	of Cos. Inc.	46,100	347
	Scholastic Corp.	14,130	344
*	Ruby Tuesday Inc.	38,370	323

			Market
			Value•
		Shares	($000)
*	Genesco Inc.	13,100	315
	Harte-Hanks Inc.	22,100	306
	Fred’s Inc. Class A	23,410	298
	Family Dollar Stores Inc.	10,800	285
	Finish Line Inc. Class A	25,000	254
	Jones Apparel Group Inc.	14,100	253
*	Valassis Communications Inc.	13,400	240
	Carnival Corp.	6,400	213
*	Sally Beauty Holdings Inc.	27,200	193
*	Core-Mark Holding Co. Inc.	6,300	180
	Cablevision Systems
	Corp. Class A	7,400	176
*	Red Robin Gourmet
	Burgers Inc.	7,700	157
*	Mediacom Communications
	Corp. Class A	26,289	151
	McGraw-Hill Cos. Inc.	5,800	146
	Whirlpool Corp.	2,000	140
	Spartan Motors Inc.	26,200	135
*	Knology Inc.	13,797	134
*	O’Charleys Inc.	13,000	122
	Meredith Corp.	3,800	114
	Standard Motor Products Inc.	7,200	109
*	Tenneco Inc.	8,100	106
	CSS Industries Inc.	4,900	97
*	HOT Topic Inc.	12,000	90
	Lithia Motors Inc. Class A	5,200	81
	La-Z-Boy Inc.	9,300	80
*	Liberty Media Corp.–
	Interactive	6,900	76
*	Conn’s Inc.	6,691	75
*	Systemax Inc.	5,970	72
*	Stein Mart Inc.	5,600	71
*	Dorman Products Inc.	4,300	64
*	G-III Apparel Group Ltd.	4,291	61
*	TRW Automotive
	Holdings Corp.	3,300	55
	Ryland Group Inc.	1,800	38
*	Tempur-Pedic
	International Inc.	2,000	38
*	Retail Ventures Inc.	6,620	35

13

U.S. Value Fund

			Market
			Value•
		Shares	($000)
*	LodgeNet Interactive Corp.	4,500	34
	Frisch’s Restaurants Inc.	1,300	34
*	EW Scripps Co. Class A	3,881	29
*	Tuesday Morning Corp.	6,300	26
*	Mac-Gray Corp.	2,400	26
*	Beazer Homes USA Inc.	4,400	25
	Jackson Hewitt
	Tax Service Inc.	3,470	18
	Books-A-Million Inc.	1,100	13
*	Benihana Inc. Class A	1,700	10
*	Einstein Noah
	Restaurant Group Inc.	300	4
*	Discovery
	Communications Inc.
	Class A	100	3
			49,058
Consumer Staples (6.5%)
	CVS Caremark Corp.	187,800	6,712
	Safeway Inc.	198,140	3,907
	Sara Lee Corp.	344,950	3,843
	Procter & Gamble Co.	50,349	2,916
	Kraft Foods Inc.	78,918	2,073
	Del Monte Foods Co.	137,500	1,592
	Pepsi Bottling Group Inc.	40,780	1,486
	Lorillard Inc.	19,300	1,434
*	Dr Pepper Snapple
	Group Inc.	38,300	1,101
	PepsiAmericas Inc.	37,800	1,080
	Archer-Daniels-Midland Co.	34,600	1,011
	Coca-Cola Co.	17,100	918
	Coca-Cola Enterprises Inc.	38,900	833
	General Mills Inc.	10,900	702
	Reynolds American Inc.	15,001	668
	Altria Group Inc.	32,060	571
	Wal-Mart Stores Inc.	10,800	530
	ConAgra Foods Inc.	19,600	425
	Andersons Inc.	11,700	412
	Clorox Co.	4,600	271
	Nash Finch Co.	8,500	232
*	Pantry Inc.	12,500	196
*	Energizer Holdings Inc.	1,930	128
	Alberto-Culver Co. Class B	4,600	127
	Bunge Ltd.	1,900	119
	Inter Parfums Inc.	9,670	118
	B&G Foods Inc. Class A	13,250	109
	Mead Johnson
	Nutrition Co. Class A	2,200	99
	Ingles Markets Inc. Class A	6,200	98
			33,711
Energy (14.1%)
	Exxon Mobil Corp.	310,380	21,295
	Chevron Corp.	154,530	10,884
	Marathon Oil Corp.	219,237	6,994
	ConocoPhillips	98,690	4,457
	Occidental Petroleum Corp.	42,000	3,293
	Apache Corp.	29,700	2,727

			Market
			Value•
		Shares	($000)
	Rowan Cos. Inc.	88,660	2,045
	ENSCO International Inc.	47,300	2,012
	Devon Energy Corp.	29,600	1,993
	Schlumberger Ltd.	27,800	1,657
	Anadarko Petroleum Corp.	24,600	1,543
*	SEACOR Holdings Inc.	18,600	1,518
	Southern Union Co.	68,100	1,416
	Murphy Oil Corp.	17,800	1,025
*	Encore Acquisition Co.	27,100	1,013
*	Oil States International Inc.	27,800	977
*	Pride International Inc.	30,600	931
	Tidewater Inc.	17,100	805
*	Newfield Exploration Co.	18,500	787
	Halliburton Co.	28,900	784
*	Global Industries Ltd.	74,370	706
	XTO Energy Inc.	15,918	658
	Spectra Energy Corp.	23,800	451
	Tesoro Corp.	23,600	353
	Overseas Shipholding
	Group Inc.	8,800	329
*	USEC Inc.	66,886	314
	El Paso Corp.	29,200	301
	CARBO Ceramics Inc.	5,600	289
	Frontier Oil Corp.	19,300	269
*	Dawson Geophysical Co.	8,900	244
	Chesapeake Energy Corp.	8,000	227
	Berry Petroleum Co.
	Class A	7,200	193
*	Petroleum
	Development Corp.	9,900	185
*	Tetra Technologies Inc.	13,176	128
*	Nabors Industries Ltd.	5,900	123
*	Geokinetics Inc.	5,600	119
*	Cal Dive International Inc.	8,900	88
*	CVR Energy Inc.	7,000	87
*	Bristow Group Inc.	2,300	68
*	Venoco Inc.	4,200	48
*	Gulfport Energy Corp.	3,400	30
*	Endeavour
	International Corp.	17,000	21
			73,387
Financials (23.8%)
	JPMorgan Chase & Co.	380,000	16,652
	Wells Fargo & Co.	444,438	12,524
	Goldman Sachs Group Inc.	58,927	10,863
	Bank of America Corp.	601,056	10,170
	Travelers Cos. Inc.	153,955	7,579
	US Bancorp	335,000	7,323
	Prudential Financial Inc.	106,900	5,335
	Unum Group	201,499	4,320
	Ameriprise Financial Inc.	105,620	3,837
	State Street Corp.	43,071	2,266
	Bank of New York
	Mellon Corp.	73,100	2,119
	New York Community
	Bancorp Inc.	183,510	2,096

14

U.S. Value Fund

			Market
			Value•
		Shares	($000)
	Platinum Underwriters
	Holdings Ltd.	55,830	2,001
	American Express Co.	58,500	1,983
	Allied World Assurance Co.
	Holdings Ltd.	40,390	1,936
	PartnerRe Ltd.	25,060	1,928
	Aspen Insurance
	Holdings Ltd.	66,145	1,751
	Hospitality Properties Trust	79,700	1,623
	Morgan Stanley	51,700	1,596
	HRPT Properties Trust	177,400	1,334
	Endurance Specialty
	Holdings Ltd.	32,700	1,193
	American Financial
	Group Inc.	42,050	1,072
	Assurant Inc.	31,663	1,015
	Chubb Corp.	19,900	1,003
	Entertainment
	Properties Trust	28,010	956
*	Knight Capital Group Inc.
	Class A	40,900	890
	BlackRock Inc.	4,000	867
	Citigroup Inc.	168,214	814
	BB&T Corp.	28,400	774
	Reinsurance Group of
	America Inc. Class A	17,300	772
*	Conseco Inc.	104,460	549
	Oriental Financial Group Inc.	42,690	542
	First Citizens
	BancShares Inc. Class A	2,967	472
	Cullen/Frost Bankers Inc.	8,600	444
	Annaly Capital
	Management Inc.	23,900	434
	Hudson City Bancorp Inc.	31,000	408
	Franklin Resources Inc.	4,000	402
	Medical Properties Trust Inc.	51,300	401
	MetLife Inc.	10,500	400
	Bank of Hawaii Corp.	9,100	378
	Host Hotels & Resorts Inc.	31,300	368
	BOK Financial Corp.	7,500	347
*	Progressive Corp.	20,900	347
	Cash America
	International Inc.	10,700	323
	Torchmark Corp.	7,400	321
*	AMERISAFE Inc.	17,700	305
*	Nelnet Inc. Class A	23,700	295
*	MBIA Inc.	36,500	283
	PNC Financial
	Services Group Inc.	5,806	282
	Discover Financial Services	16,850	273
	Radian Group Inc.	24,682	261
	Banco Latinoamericano de
	Comercio Exterior SA	17,310	246
	American Equity Investment
	Life Holding Co.	34,600	243
	Duke Realty Corp.	20,200	243

			Market
			Value•
		Shares	($000)
	Senior Housing
	Properties Trust	12,300	235
	Highwoods Properties Inc.	7,400	233
	Corporate Office
	Properties Trust SBI	6,000	221
	FirstMerit Corp.	11,280	215
	Washington Real Estate
	Investment Trust	7,400	213
	Sun Communities Inc.	9,700	209
	Healthcare Realty Trust Inc.	9,500	201
	Kilroy Realty Corp.	7,000	194
	Extra Space Storage Inc.	18,400	194
	Sovran Self Storage Inc.	6,300	192
	Brandywine Realty Trust	17,000	188
	Allstate Corp.	5,800	178
	Mid-America Apartment
	Communities Inc.	3,900	176
	OceanFirst Financial Corp.	14,817	172
*	Encore Capital Group Inc.	12,500	168
	Commerce Bancshares Inc.	4,200	156
*	St Joe Co.	5,200	151
	Evercore Partners Inc.
	Class A	5,100	149
*	American Safety Insurance
	Holdings Ltd.	9,400	149
	Calamos Asset
	Management Inc.
	Class A	10,950	143
*	Ocwen Financial Corp.	10,900	123
*	First Horizon National Corp.	9,296	123
	Douglas Emmett Inc.	9,700	119
	First Financial Holdings Inc.	7,400	118
	Southside Bancshares Inc.	5,142	116
	Mission West Properties Inc.	17,198	116
*	Jefferies Group Inc.	4,200	114
	Ramco-Gershenson
	Properties Trust	11,763	105
*	World Acceptance Corp.	3,800	96
	Horace Mann
	Educators Corp.	6,800	95
	Agree Realty Corp.	3,940	90
	Vornado Realty Trust	1,355	87
	International
	Bancshares Corp.	5,200	85
*	Penson Worldwide Inc.	8,429	82
	Simon Property Group Inc.	1,104	77
	BGC Partners Inc. Class A	16,900	72
	Plum Creek Timber Co. Inc.	2,300	70
	Advance America Cash
	Advance Centers Inc.	11,900	67
	Boston Properties Inc.	1,000	66
	Fifth Third Bancorp	6,200	63
	Associated Estates
	Realty Corp.	6,400	62
	ESB Financial Corp.	4,445	60
	First Industrial
	Realty Trust Inc.	11,300	59

15

U.S. Value Fund

			Market
			Value•
		Shares	($000)
	Suffolk Bancorp	2,000	59
*	AmeriCredit Corp.	3,600	57
	Equity Residential	1,800	55
	Bank Mutual Corp.	5,500	49
*	Dollar Financial Corp.	2,600	42
	Ashford Hospitality Trust Inc.	10,970	38
	U-Store-It Trust	5,200	33
	Alliance Financial Corp.	1,194	32
	Porter Bancorp Inc.	1,800	29
*	Hallmark Financial Services	3,100	25
	DuPont Fabros
	Technology Inc.	1,780	24
	Home Properties Inc.	500	22
	Gladstone Commercial Corp.	1,520	21
	Universal Insurance
	Holdings Inc.	3,700	19
	Century Bancorp Inc. Class A	790	17
	Bar Harbor Bankshares	500	17
*	PHH Corp.	700	14
*	CNA Financial Corp.	500	12
	German American
	Bancorp Inc.	600	9
	First of Long Island Corp.	300	8
	Northrim BanCorp Inc.	477	7
*	International Assets
	Holding Corp.	400	7
	Bank of Marin Bancorp	200	6
	One Liberty Properties Inc.	220	2
	California First
	National Bancorp	113	1
	Enterprise Bancorp Inc.	5	—
			123,566
Health Care (12.4%)
	Pfizer Inc.	946,300	15,661
	Merck & Co. Inc.	200,163	6,331
	Bristol-Myers Squibb Co.	198,150	4,462
*	Forest Laboratories Inc.	136,600	4,022
	Johnson & Johnson	52,900	3,221
	McKesson Corp.	51,400	3,061
*	Boston Scientific Corp.	286,330	3,032
	Wyeth	60,900	2,959
	CIGNA Corp.	99,320	2,790
	UnitedHealth Group Inc.	72,000	1,803
*	Humana Inc.	45,600	1,701
*	Mylan Inc.	89,600	1,435
*	WellPoint Inc.	29,700	1,407
*	Watson Pharmaceuticals Inc.	34,997	1,282
	Cardinal Health Inc.	47,400	1,270
	Omnicare Inc.	48,720	1,097
*	Life Technologies Corp.	22,996	1,071
	Eli Lilly & Co.	31,100	1,027
*	Health Net Inc.	63,900	984
*	Kinetic Concepts Inc.	25,100	928
	Cooper Cos. Inc.	25,991	773
	AmerisourceBergen Corp.
	Class A	26,200	586

			Market
			Value•
		Shares	($000)
*	Community Health
	Systems Inc.	15,500	495
*	Coventry Health Care Inc.	24,010	479
	Quest Diagnostics Inc.	8,800	459
*	Par Pharmaceutical Cos. Inc.	19,900	428
	Invacare Corp.	17,722	395
*	Amedisys Inc.	6,300	275
*	Kindred Healthcare Inc.	15,200	247
*	LifePoint Hospitals Inc.	8,100	219
*	Odyssey HealthCare Inc.	16,900	211
*	Tenet Healthcare Corp.	24,700	145
*	Universal American Corp.	11,463	108
*	RehabCare Group Inc.	4,345	94
*	Healthsouth Corp.	5,400	85
*	Allion Healthcare Inc.	12,500	73
*	Cantel Medical Corp.	4,454	67
*	Inverness Medical
	Innovations Inc.	550	21
*	Cambrex Corp.	1,600	10
			64,714
Industrials (9.0%)
	General Electric Co.	830,800	13,642
	L-3 Communications
	Holdings Inc.	44,000	3,534
	RR Donnelley & Sons Co.	100,100	2,128
	Burlington Northern
	Santa Fe Corp.	24,700	1,972
*	General Cable Corp.	40,200	1,574
	Ryder System Inc.	36,300	1,418
	General Dynamics Corp.	21,900	1,415
*	EMCOR Group Inc.	55,300	1,400
	Boeing Co.	21,678	1,174
	Manpower Inc.	18,600	1,055
	Raytheon Co.	20,700	993
	United Technologies Corp.	15,800	963
	Joy Global Inc.	16,100	788
	FedEx Corp.	10,400	782
	Skywest Inc.	45,500	754
*	United Stationers Inc.	14,470	689
	Avery Dennison Corp.	19,000	684
	Waste Management Inc.	21,800	650
	Con-way Inc.	16,920	648
	Union Pacific Corp.	10,700	624
	Universal Forest
	Products Inc.	13,800	545
	Northrop Grumman Corp.	9,900	512
	KBR Inc.	21,400	498
*	Armstrong World
	Industries Inc.	13,000	448
	Deluxe Corp.	21,600	369
*	Dollar Thrifty Automotive
	Group Inc.	14,900	366
	Genco Shipping &
	Trading Ltd.	17,400	362
*	Atlas Air Worldwide
	Holdings Inc.	10,200	326

16

U.S. Value Fund

			Market
			Value•
		Shares	($000)
	Comfort Systems USA Inc.	27,480	318
*	Chart Industries Inc.	14,700	317
*	Dycom Industries Inc.	25,600	315
	Aircastle Ltd.	32,400	313
*	Hertz Global Holdings Inc.	28,400	308
*	WESCO International Inc.	10,000	288
	Encore Wire Corp.	12,000	268
*	Alaska Air Group Inc.	9,810	263
*	URS Corp.	5,900	258
*	Cooper Industries PLC
	Class A	6,800	255
*	Republic Airways
	Holdings Inc.	26,800	250
*	Thomas & Betts Corp.	8,200	247
	Federal Signal Corp.	28,600	206
*	EnerSys	8,900	197
	Oshkosh Corp.	6,320	195
	Apogee Enterprises Inc.	12,980	195
*	Saia Inc.	10,900	175
*	Esterline Technologies Corp.	4,200	165
*	Volt Information
	Sciences Inc.	11,800	144
*	H&E Equipment
	Services Inc.	12,600	143
	Ampco-Pittsburgh Corp.	5,295	141
	International
	Shipholding Corp.	4,400	136
*	Avis Budget Group Inc.	10,000	134
*	M&F Worldwide Corp.	6,000	121
	Briggs & Stratton Corp.	5,800	113
*	Fushi Copperweld Inc.	10,400	88
*	Beacon Roofing Supply Inc.	5,300	85
*	TBS International Ltd.
	Class A	9,600	83
*	Trex Co. Inc.	4,500	82
	Twin Disc Inc.	6,400	80
	Textainer Group
	Holdings Ltd.	4,500	72
	Pitney Bowes Inc.	2,800	70
*	JetBlue Airways Corp.	10,800	65
*	Sterling Construction Co. Inc.	3,000	54
*	Metalico Inc.	11,900	50
*	Miller Industries Inc.	4,397	48
	ITT Corp.	900	47
*	Willis Lease Finance Corp.	3,169	43
	Mueller Industries Inc.	1,604	38
*	United Capital Corp.	964	22
*	Kirby Corp.	600	22
*	GeoEye Inc.	800	21
*	Cornell Cos. Inc.	900	20
*	Air Transport Services
	Group Inc.	3,520	12
*	ATC Technology Corp.	420	8
*	Ultrapetrol Bahamas Ltd.	1,540	8
			46,796

			Market
			Value•
		Shares	($000)
Information Technology (7.4%)
*	Computer Sciences Corp.	111,300	5,867
	Motorola Inc.	330,048	2,835
	Intel Corp.	134,400	2,630
	CA Inc.	117,150	2,576
	Hewlett-Packard Co.	46,000	2,172
*	Micron Technology Inc.	185,790	1,523
*	Brocade Communications
	Systems Inc.	191,700	1,507
*	Affiliated Computer
	Services Inc. Class A	27,570	1,493
*	EMC Corp.	75,700	1,290
*	Synopsys Inc.	53,950	1,210
*	Lexmark International Inc.
	Class A	49,000	1,055
*	Convergys Corp.	93,300	927
	Seagate Technology	58,248	886
	Harris Corp.	22,200	835
*	CACI International Inc.
	Class A	16,200	766
	Fair Isaac Corp.	32,995	709
*	Tekelec	38,600	634
*	Skyworks Solutions Inc.	46,800	620
*	Western Digital Corp.	15,700	573
*	Avocent Corp.	27,812	564
*	Multi-Fineline Electronix Inc.	19,300	554
	Earthlink Inc.	59,100	497
*	Marvell Technology
	Group Ltd.	29,500	478
	Diebold Inc.	13,000	428
	United Online Inc.	48,824	392
*	SYNNEX Corp.	11,000	335
*	Arris Group Inc.	24,917	324
	Black Box Corp.	11,013	276
*	Teradata Corp.	9,600	264
*	SonicWALL Inc.	30,500	256
*	CSG Systems
	International Inc.	15,906	255
*	3Com Corp.	46,100	241
	International Business
	Machines Corp.	2,000	239
	Broadridge Financial
	Solutions Inc.	11,800	237
	CTS Corp.	24,900	232
*	SAIC Inc.	12,300	216
*	RF Micro Devices Inc.	38,630	210
*	Ness Technologies Inc.	26,500	209
*	Ciber Inc.	44,673	179
*	Compuware Corp.	22,700	166
*	Tech Data Corp.	3,300	137
*	Digi International Inc.	15,700	134
*	Photronics Inc.	27,900	132
*	SanDisk Corp.	5,900	128
*	Advanced Micro
	Devices Inc.	19,890	113
*	JDA Software Group Inc.	4,800	105

17

U.S. Value Fund

			Market
			Value•
		Shares	($000)
*	Quest Software Inc.	5,790	98
*	Cypress Semiconductor Corp.	9,200	95
*	Symmetricom Inc.	17,358	90
*	Unisys Corp.	32,700	87
*	Mercury Computer
	Systems Inc.	8,362	82
*	infoGROUP Inc.	11,100	78
*	Seachange International Inc.	10,300	77
*	Oplink Communications Inc.	4,000	58
*	Dynamics Research Corp.	3,900	51
*	OSI Systems Inc.	2,600	48
*	EMS Technologies Inc.	1,720	36
*	Scansource Inc.	1,200	34
*	Cray Inc.	4,070	34
*	Super Micro Computer Inc.	3,000	25
*	Anaren Inc.	1,300	22
*	PC Connection Inc.	3,985	22
*	PC Mall Inc.	1,700	12
*	i2 Technologies Inc.	600	10
*	Computer Task Group Inc.	700	6
			38,374
Materials (2.7%)
	Ashland Inc.	33,610	1,453
	EI Du Pont de
	Nemours & Co.	41,600	1,337
*	Owens-Illinois Inc.	34,800	1,284
	Dow Chemical Co.	43,000	1,121
	Freeport-McMoRan
	Copper & Gold Inc.	14,900	1,022
*	Coeur d’Alene Mines Corp.	34,800	713
*	Buckeye Technologies Inc.	57,637	618
	Sealed Air Corp.	31,380	616
	Ball Corp.	11,100	546
	PPG Industries Inc.	9,150	533
	FMC Corp.	8,900	501
	Eastman Chemical Co.	8,910	477
	Compass Minerals
	International Inc.	6,500	401
	Innophos Holdings Inc.	21,575	399
*	Clearwater Paper Corp.	8,566	354
	Koppers Holdings Inc.	11,900	353
*	OM Group Inc.	9,530	290
	Schweitzer-Mauduit
	International Inc.	4,800	261
	Glatfelter	22,500	258
*	Pactiv Corp.	9,000	234
	Innospec Inc.	13,300	196
	Temple-Inland Inc.	11,400	187
	United States Steel Corp.	3,800	169
	Rock-Tenn Co. Class A	3,200	151
*	Solutia Inc.	12,300	142
*	KapStone Paper and
	Packaging Corp.	14,400	117
*,^	General Steel Holdings Inc.	16,100	63

			Market
			Value•
		Shares	($000)
*	Boise Inc.	10,200	54
*	Bway Holding Co.	2,766	51
*	Sutor Technology Group Ltd.	4,400	14
*	AEP Industries Inc.	240	10
			13,925
Telecommunication Services (4.7%)
	AT&T Inc.	444,610	12,009
	CenturyTel Inc.	150,475	5,056
	Verizon Communications Inc.	157,902	4,780
	Qwest Communications
	International Inc.	529,200	2,016
	Windstream Corp.	27,992	283
*	Sprint Nextel Corp.	58,900	233
*	Premiere Global Services Inc. 8,400		70
*	NII Holdings Inc.	2,100	63
*	iPCS Inc.	1,700	30
*	SureWest Communications	1,977	24
	USA Mobility Inc.	1,700	22
*	Virgin Mobile USA Inc.
	Class A	200	1
			24,587
Utilities (6.1%)
	PG&E Corp.	141,300	5,721
	Xcel Energy Inc.	214,069	4,119
	NiSource Inc.	185,810	2,581
	DTE Energy Co.	72,400	2,544
*	NRG Energy Inc.	88,710	2,501
	Exelon Corp.	48,800	2,421
	CMS Energy Corp.	175,200	2,348
	Dominion Resources Inc.	39,100	1,349
	Centerpoint Energy Inc.	76,900	956
	Southern Co.	29,600	937
	Public Service
	Enterprise Group Inc.	28,700	902
	Ameren Corp.	30,664	775
	American Electric
	Power Co. Inc.	23,300	722
	Edison International	17,200	578
*	AES Corp.	37,800	560
	FirstEnergy Corp.	11,600	530
	Atmos Energy Corp.	18,400	519
	UGI Corp.	19,700	494
	FPL Group Inc.	8,000	442
	NorthWestern Corp.	16,900	413
*	Mirant Corp.	16,800	276
			31,688
Total Common Stocks
(Cost $503,825)			499,806
Temporary Cash Investments (4.4%)[1]
Money Market Fund (3.6%)
2,3	Vanguard Market Liquidity
	Fund, 0.267%	19,012,966	19,013

18

U.S. Value Fund

		Face	Market
		Amount	Value•
		($000)	($000)
U.S. Government and Agency Obligations (0.8%)
4,5	Federal Home Loan Bank
	0.220%, 3/26/10	100	100
4,5	Federal Home Loan Bank
	0.275%, 2/19/10	4,000	3,998
			4,098
Total Temporary Cash Investments
(Cost $23,109)			23,111
Total Investments (100.5%)
(Cost $526,934)			522,917
Other Assets and Liabilities (–0.5%)
Other Assets			1,797
Liabilities[3]			(4,617)
			(2,820)
Net Assets (100%)
Applicable to 58,841,715 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			520,097
Net Asset Value Per Share			$8.84

At September 30, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	784,178
Undistributed Net Investment Income	4,908
Accumulated Net Realized Losses	(265,282)
Unrealized Appreciation (Depreciation)
Investment Securities	(4,017)
Futures Contracts	310
Net Assets	520,097

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $46,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.6% and 0.9%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $59,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
5 Securities with a value of $4,098,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

19

U.S. Value Fund

Statement of Operations

Year Ended
September 30, 2009
($000)
Investment Income
Income
Dividends	13,961
Interest[1]	215
Security Lending	64
Total Income	14,240
Expenses
Investment Advisory Fees—Note B
Basic Fee	950
Performance Adjustment	453
The Vanguard Group—Note C
Management and Administrative	900
Marketing and Distribution	148
Custodian Fees	5
Auditing Fees	23
Shareholders’ Reports and Proxies	69
Trustees’ Fees and Expenses	1
Total Expenses	2,549
Net Investment Income	11,691
Realized Net Gain (Loss)
Investment Securities Sold	(210,403)
Futures Contracts	(6,254)
Realized Net Gain (Loss)	(216,657)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	88,595
Futures Contracts	1,681
Change in Unrealized Appreciation (Depreciation)	90,276
Net Increase (Decrease) in Net Assets Resulting from Operations	(114,690)
1 Interest income from an affiliated company of the fund was $167,000.

See accompanying Notes, which are an integral part of the Financial Statements.

20

U.S. Value Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	11,691	21,300
Realized Net Gain (Loss)	(216,657)	(44,307)
Change in Unrealized Appreciation (Depreciation)	90,276	(204,944)
Net Increase (Decrease) in Net Assets Resulting from Operations	(114,690)	(227,951)
Distributions
Net Investment Income	(19,124)	(27,530)
Realized Capital Gain[1]	—	(118,774)
Total Distributions	(19,124)	(146,304)
Capital Share Transactions
Issued	83,799	102,966
Issued in Lieu of Cash Distributions	17,794	129,634
Redeemed	(174,762)	(537,514)
Net Increase (Decrease) from Capital Share Transactions	(73,169)	(304,914)
Total Increase (Decrease)	(206,983)	(679,169)
Net Assets
Beginning of Period	727,080	1,406,249
End of Period[2]	520,097	727,080

1 Includes fiscal 2008 short-term gain distributions totaling $47,667,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $4,908,000 and $12,341,000.

See accompanying Notes, which are an integral part of the Financial Statements.

21

U.S. Value Fund

Financial Highlights

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.64	$15.41	$14.55	$14.36	$12.82
Investment Operations
Net Investment Income	.200	.270[1]	.330	.280	.280
Net Realized and Unrealized Gain (Loss)
on Investments	(1.702)	(3.180)	1.170	1.070	1.460
Total from Investment Operations	(1.502)	(2.910)	1.500	1.350	1.740
Distributions
Dividends from Net Investment Income	(.298)	(.350)	(.230)	(.280)	(.200)
Distributions from Realized Capital Gains	—	(1.510)	(.410)	(.880)	—
Total Distributions	(.298)	(1.860)	(.640)	(1.160)	(.200)
Net Asset Value, End of Period	$8.84	$10.64	$15.41	$14.55	$14.36

Total Return[2]	–13.68%	–20.65%	10.52%	9.93%	13.65%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$520	$727	$1,406	$1,394	$994
Ratio of Total Expenses to
Average Net Assets[3]	0.52%	0.37%	0.33%	0.39%	0.39%
Ratio of Net Investment Income to
Average Net Assets	2.38%	2.18%	2.09%	2.09%	2.08%
Portfolio Turnover Rate	74%	86%	114%	57%	52%

1 Calculated based on average shares outstanding.
2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
3 Includes performance-based investment advisory fee increases (decreases) of 0.09%, (0.02%), (0.09%), (0.09%), and (0.08%).

See accompanying Notes, which are an integral part of the Financial Statements.

22

U.S. Value Fund

Notes to Financial Statements

Vanguard U.S. Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

23

U.S. Value Fund

B. AXA Rosenberg Investment Management LLC provides investment advisory services to a portion of the fund for fees calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for AXA Rosenberg Investment Management LLC is subject to quarterly adjustments based on performance since June 30, 2007, relative to the Russell 3000 Value Index.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis. The fund paid Vanguard advisory fees of $121,000 for the period ended September 30, 2009.

For the year ended September 30, 2009, the aggregate investment advisory fee represented an effective annual basic rate of 0.19% of the fund’s average net assets before an increase of $453,000 (0.09%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2009, the fund had contributed capital of $110,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of September 30, 2009, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	499,806	—	—
Temporary Cash Investments	19,013	4,098	—
Futures Contracts—Liabilities[1]	(33)	—	—
Total	518,786	4,098	—
1 Represents variation margin on the last day of the reporting period.

24

U.S. Value Fund

E. At September 30, 2009, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate	Unrealized
		Number of	Settlement	Appreciation
Futures Contracts	Expiration	Long Contracts	Value	(Depreciation)
S&P 500 Index	December 2009	69	18,163	310
E-mini S&P 500 Index	December 2009	1	53	—

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at September 30, 2009, the fund had $7,334,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $97,429,000 to offset future net capital gains through September 30, 2017. The fund realized losses of $167,292,000 during the period from November 1, 2008, through September 30, 2009, which are deferred and will be treated as realized for tax purposes in fiscal 2010.

At September 30, 2009, the cost of investment securities for tax purposes was $527,640,000. Net unrealized depreciation of investment securities for tax purposes was $4,723,000, consisting of unrealized gains of $53,800,000 on securities that had risen in value since their purchase and $58,523,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended September 30, 2009, the fund purchased $361,329,000 of investment securities and sold $442,382,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Year Ended September 30,
	2009	2008
	Shares	Shares
	(000)	(000)
Issued	10,871	8,315
Issued in Lieu of Cash Distributions	2,326	10,404
Redeemed	(22,707)	(41,601)
Net Increase (Decrease) in Shares Outstanding	(9,510)	(22,882)

I. In preparing the financial statements as of September 30, 2009, management considered the impact of subsequent events occurring through November 10, 2009, for potential recognition or disclosure in these financial statements.

25

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Malvern Funds and the Shareholders of Vanguard U.S. Value Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard U.S. Value Fund (the “Fund”) at September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2009 by correspondence with the custodian and broker, and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 10, 2009

Special 2009 tax information (unaudited) for Vanguard U.S. Value Fund

This information for the fiscal year ended September 30, 2009, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $19,124,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

26

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2009. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: U.S. Value Fund[1]
Periods Ended September 30, 2009
	One	Five	Since
	Year	Years	Inception[2]
Returns Before Taxes	–13.68%	–1.11%	2.60%
Returns After Taxes on Distributions	–14.17	–2.23	1.81
Returns After Taxes on Distributions and Sale of Fund Shares	–8.37	–0.97	2.13

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2 June 29, 2000.

27

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended September 30, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
U.S. Value Fund	3/31/2009	9/30/2009	Period[1]
Based on Actual Fund Return	$1,000.00	$1,323.35	$2.97
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.51	2.59

1 The calculations are based on expenses incurred in the most recent six-month period. The fund's annualized six-month expense ratio for that period is 0.51%. The dollar amounts shown as "Expenses Paid" are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

28

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

29

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

30

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

31

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 156 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustees	Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
John J. Brennan[1]	Occupation(s) During the Past Five Years: Executive
Born 1954. Trustee Since May 1987. Chairman of	Chief Staff and Marketing Officer for North America
the Board. Principal Occupation(s) During the Past	and Corporate Vice President (retired 2008) of Xerox
Five Years: Chairman of the Board and Director/Trustee	Corporation (photocopiers and printers); Director of
of The Vanguard Group, Inc., and of each of the	SPX Corporation (multi-industry manufacturing), the
investment companies served by The Vanguard Group;	United Way of Rochester, the Boy Scouts of America,
Chief Executive Officer (1996–2008) and President	Amerigroup Corporation (direct health and medical
(1989–2008) of The Vanguard Group and of each of the	insurance carriers), and Monroe Community College
investment companies served by The Vanguard Group;	Foundation.
Chairman of the Financial Accounting Foundation;
Governor of the Financial Industry Regulatory Authority	Rajiv L. Gupta
(FINRA); Director of United Way of Southeastern	Born 1945. Trustee Since December 2001.[2] Principal
Pennsylvania.	Occupation(s) During the Past Five Years: Chairman
and Chief Executive Officer (retired 2009) and President
F. William McNabb III[1]	(2006–2008) of Rohm and Haas Co. (chemicals); Board
Born 1957. Trustee Since July 2009. Principal	Member of American Chemistry Council; Director of
Occupation(s) During the Past Five Years: Director of	Tyco International, Ltd. (diversified manufacturing and
The Vanguard Group, Inc., since 2008; Chief Executive	services) and Hewlett-Packard Co. (electronic computer
Officer and President of The Vanguard Group and of	manufacturing); Trustee of The Conference Board.
each of the investment companies served by The
Vanguard Group since 2008; Director of Vanguard	Amy Gutmann
Marketing Corporation; Managing Director of The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group (1995–2008).	Occupation(s) During the Past Five Years: President of
the University of Pennsylvania; Christopher H. Browne
Distinguished Professor of Political Science in the School
Independent Trustees	of Arts and Sciences with secondary appointments
at the Annenberg School for Communication and the
Charles D. Ellis	Graduate School of Education of the University of
Born 1937. Trustee Since January 2001. Principal	Pennsylvania; Director of Carnegie Corporation of
Occupation(s) During the Past Five Years: Applecore	New York, Schuylkill River Development Corporation,
Partners (pro bono ventures in education); Senior	and Greater Philadelphia Chamber of Commerce;
Advisor to Greenwich Associates (international business	Trustee of the National Constitution Center.
strategy consulting); Successor Trustee of Yale University;
Overseer of the Stern School of Business at New York
University; Trustee of the Whitehead Institute for
Biomedical Research.

JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate	Thomas J. Higgins[1]
Vice President and Chief Global Diversity Officer since	Born 1957. Chief Financial Officer Since September
2006 (retired 2008) and Member of the Executive	2008. Principal Occupation(s) During the Past Five
Committee (retired 2008) of Johnson & Johnson	Years: Principal of The Vanguard Group, Inc.; Chief
(pharmaceuticals/consumer products); Vice President	Financial Officer of each of the investment companies
and Chief Information Officer of Johnson & Johnson	served by The Vanguard Group since 2008; Treasurer
(1997–2005); Director of the University Medical Center	of each of the investment companies served by The
at Princeton and Women’s Research and Education	Vanguard Group (1998–2008).
Institute.

Kathryn J. Hyatt[1]
André F. Perold	Born 1955. Treasurer Since November 2008. Principal
Born 1952. Trustee Since December 2004. Principal	Occupation(s) During the Past Five Years: Principal of
Occupation(s) During the Past Five Years: George Gund	The Vanguard Group, Inc.; Treasurer of each of the
Professor of Finance and Banking, Harvard Business	investment companies served by The Vanguard
School; Chairman of UNX, Inc. (equities trading firm);	Group since 2008; Assistant Treasurer of each of the
Chair of the Investment Committee of HighVista	investment companies served by The Vanguard Group
Strategies LLC (private investment firm).	(1988–2008).

Alfred M. Rankin, Jr.	Heidi Stam[1]
Born 1941. Trustee Since January 1993. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: Chairman,	Occupation(s) During the Past Five Years: Managing
President, and Chief Executive Officer of NACCO	Director of The Vanguard Group, Inc., since 2006;
Industries, Inc. (forklift trucks/housewares/lignite);	General Counsel of The Vanguard Group since 2005;
Director of Goodrich Corporation (industrial products/	Secretary of The Vanguard Group and of each of the
aircraft systems and services); Deputy Chairman of	investment companies served by The Vanguard Group
the Federal Reserve Bank of Cleveland.	since 2005; Director and Senior Vice President of
Vanguard Marketing Corporation since 2005; Principal
Peter F. Volanakis	of The Vanguard Group (1997–2006).
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005	Vanguard Senior Management Team
of Corning Incorporated (communications equipment);
President of Corning Technologies (2001–2005); Director	R. Gregory Barton	Michael S. Miller
of Corning Incorporated and Dow Corning; Trustee of	Mortimer J. Buckley	James M. Norris
the Corning Incorporated Foundation and the Corning	Kathleen C. Gubanich	Glenn W. Reed
Museum of Glass; Overseer of the Amos Tuck School	Paul A. Heller	George U. Sauter
of Business Administration at Dartmouth College.

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 These individuals are “interested persons” as defined in the Investment Company Act of 1940.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
Direct Investor Account Services > 800-662-2739
You can obtain a free copy of Vanguard’s proxy voting
Institutional Investor Services > 800-523-1036
guidelines by visiting our website, www.vanguard.com,
Text Telephone for People	and searching for “proxy voting guidelines,” or by
With Hearing Impairment > 800-952-3335	calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
the 12 months ended June 30. To get the report, visit
This material may be used in conjunction	either www.vanguard.com or www.sec.gov.
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.	You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
The funds or securities referred to herein are not	To find out more about this public service, call the SEC
sponsored, endorsed, or promoted by MSCI, and MSCI	at 202-551-8090. Information about your fund is also
bears no liability with respect to any such funds or	available on the SEC’s website, and you can receive
securities. For any such funds or securities, the	copies of this information, for a fee, by sending a
prospectus or the Statement of Additional Information	request in either of two ways: via e-mail addressed to
contains a more detailed description of the limited	publicinfo@sec.gov or via regular mail addressed to the
relationship MSCI has with The Vanguard Group and	Public Reference Section, Securities and Exchange
any related funds.	Commission, Washington, DC 20549-0102.

Russell is a trademark of The Frank Russell Company.

© 2009 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q1240 112009

Vanguard Capital Value Fund
Annual Report

September 30, 2009

> Vanguard Capital Value Fund returned nearly 30% for the fiscal year ended

September 30, 2009.

> The fund’s outstanding return was far better than the return of its benchmark index and the average return of competing funds.

> The fund’s result for the fiscal year combined two dramatically different halves—a six-month period when the fund returned about –27%, and a second-half resurgence during which it rose about 76%.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Advisor’s Report	7
Results of Proxy Voting	10
Fund Profile	11
Performance Summary	12
Financial Statements	13
Your Fund’s After-Tax Returns	23
About Your Fund’s Expenses	24
Glossary	26

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2009
	Ticker	Total
	Symbol	Returns
Vanguard Capital Value Fund	VCVLX	29.47%
Russell 3000 Value Index		–10.79
Multi-Cap Value Funds Average[1]		–4.71

Your Fund’s Performance at a Glance
September 30, 2008–September 30, 2009
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Capital Value Fund	$6.75	$8.60	$0.079	$0.000

1 Derived from data provided by Lipper Inc.

1

President’s Letter

Dear Shareholder,

Vanguard Capital Value Fund returned about 30% for the fiscal year ended September 30, an outstanding performance by almost any measure. The return was ignited by a dramatic turnaround in market sentiment midway through the year and fueled by profitable stock-picking by the fund’s advisor.

Investor confidence, which was so weak during the winter, bounced back in March as turmoil in the credit markets subsided and economic reports began to suggest that the economy was on the mend. The corporate bond market and the stock market rebounded sharply, and savvy trading by the fund’s investment advisor helped Capital Value to profit from the market turnaround far more than did its competitors.

As we reported to you six months ago, the Capital Value Fund returned about –27% for the first half of the fiscal year. Underscoring the dramatic turns in direction that can occur in the stock market, the second half was a completely different story. Your fund rose more than 76% during the latter six months as its holdings in the financial sector performed particularly well.

In fact, shortly after the end of the fiscal year, the fund’s trustees decided to close the fund to new accounts for a “cooling-off” period. This action was designed to protect existing shareholders from the higher transaction costs that can result from the in-and-out activity of short-term investors.

2

After a precipitous fall, stock markets rebound

In recent months, the financial markets have performed so strongly that it’s almost hard to remember that less than a year ago the global financial system stood on the brink of collapse. Since then, markets have pulled back from the abyss. Although unemployment remains near generational highs and the prospect of a rapid recovery seems dim, the global economy has begun to grind into gear.

Reminders of the markets’ dark days are nevertheless apparent in the index returns for both the past 12 months and the past three years. Over both periods, U.S. stocks recorded negative returns. Global stocks did better over the past 12 months, recouping their late-2008 losses thanks to general strength in developed economies and a powerful rally in emerging markets. Over the past three years, however, international stocks posted a modestly negative return.

The bond market’s turnabout has been equally dramatic

The stock market’s collapse and recovery echo even more dramatic developments in the bond market. At the end of 2008, as the credit markets nearly ceased to function, the difference between the yields of corporate bonds and Treasury bonds spiked to levels last seen during the Great Depression.

The Federal Reserve and its central bank counterparts around the world responded with aggressive monetary stimulus efforts, while global governments opened the fiscal taps. Investors first tiptoed, then

Market Barometer
	Average Annual Total Returns
	Periods Ended September 30, 2009
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	–6.14%	–5.10%	1.49%
Russell 2000 Index (Small-caps)	–9.55	–4.57	2.41
Dow Jones U.S. Total Stock Market Index	–5.83	–4.58	1.93
MSCI All Country World Index ex USA (International)	6.43	–0.78	8.59

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	10.56%	6.41%	5.13%
Barclays Capital Municipal Bond Index	14.85	5.13	4.78
Citigroup 3-Month Treasury Bill Index	0.39	2.63	2.96

CPI
Consumer Price Index	–1.29%	2.10%	2.61%

3

stampeded back into the market, boosting bond prices and bringing down yields. Over the past 12 months, taxable U.S. bonds returned more than 10%; municipal securities did even better, returning almost 15%, as measured by the Barclays Capital Municipal Bond Index.

The Fed’s rescue campaign has imposed a heavy price on short-term savings vehicles such as money market funds. In December 2008, the Fed reduced its target for the federal funds rate—a benchmark for the interest rates paid by money market instruments and other very short-term securities—to between 0% and 0.25%. The Fed has said it expects to maintain its target at this level “for an extended period.”

Financial stocks provided the biggest boost

The fund’s advisor, Wellington Management Company, seeks to identify companies of all sizes that it believes are undervalued by the market. The advisor’s implementation of this strategy was generously rewarded during the fiscal year, particularly in the financial sector. In fact, more than half of the fund’s outperformance came from gains realized in this sector, which witnessed dramatic losses followed by a substantial rebound.

As federal policymakers adjusted their ongoing efforts to rescue the financial sector, the fate of many financial institutions seemed to hang in the balance. Successfully navigating the accompanying volatility,

Expense Ratios[1]
Your Fund Compared With Its Peer Group
		Multi-Cap
		Value Funds
	Fund	Average
Capital Value Fund	0.52%	1.27%

1 The fund expense ratio shown is from the prospectus dated January 28, 2009, and represents estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended September 30, 2009, the fund’s expense ratio was
0.45%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2008.

4

the advisor was able to avoid downturns and then capitalize on recoveries in some giant banks that passed the Treasury Department’s much-anticipated stress test. These prominent holdings, which quickly regained investors’ confidence, included Bank of America, JPMorgan Chase, and Wells Fargo. The advisor’s holdings in other financial arenas did well too, including insurance companies such as Hartford Financial Services.

The advisor’s selections in the materials industry also paid off handsomely as commodity prices bounced back. The advisor sometimes invests in stocks not included in the fund’s market benchmark (the Russell 3000 Value Index), and this latitude was rewarded by holdings such as coal-related firms Walter Energy and Teck

Resources. The advisor also emphasized two other sectors sensitive to economic cycles—industrial and energy companies. Notable contributors in these sectors included Northwest Airlines (subsequently acquired by Delta) and oil companies Petrobras and Suncor Energy, stocks that are not in the Russell index.

While the advisor expertly “bought low and sold high,” some sectors were not as volatile and thus offered less opportunity for gains. In fact, holdings in a few defensive sectors, such as consumer staples, telecommunications, and utilities, did not fare well, generating a few clouds in an otherwise sunny performance picture.

Total Returns
December 17, 2001,[1] Through September 30, 2009
Average
Annual Return
Capital Value Fund	2.25%
Russell 3000 Value Index	3.07
Multi-Cap Value Funds Average[2]	2.11

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-
end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1 The fund’s inception date.
2 Derived from data provided by Lipper Inc.

5

For more on the advisor’s strategy and outlook, please see the Advisor’s Report following this letter.

The fund’s long-term record is a more important measure

The Capital Value Fund’s performance during the spring and summer was so torrid that the fund experienced a sizable influx of cash. In fact, the fund rose to the top of some performance charts tracking results for calendar year 2009.

From the end of March, assets in the fund tripled as a result of both market appreciation and an influx of investors’ cash. Although the advisor has been able to deploy that cash effectively, we felt it was in your best interests to close the fund to new investors, which we did after the close of business on October 9. The decision was implemented to temper cash flow into the fund, thereby protecting existing shareholders from the higher transaction costs that can result from short-term, in-and-out investing. Existing shareholders can continue to add to their accounts without limitation.

Although the fund’s recent outstanding performance is welcome after a sharply negative result for the previous fiscal year, we focus on long-term returns as the true measure of any fund’s performance. In this regard, Capital Value’s track record is solid. As shown in the table on page 5, the fund has modestly outperformed its competitors since its inception almost eight years ago. During the same period, it has remained competitive against its index benchmark, a yardstick that has no operating costs to act as a constant drag on its performance.

Steep ups and downs smooth out over time

As we like to remind our clients, any stock fund’s long-term results are likely to be composed of widely differing yearly returns, as you can see in the Performance Summary later in this report. That reflects a variety of factors, from changing economic circumstances—which have been dramatic in recent years—to the shifting fortunes of the companies in which the fund invests. Capital Value’s recent results underscore the point, with a painful loss in fiscal year 2008 followed by a banner performance this year.

That is why, during bull and bear markets alike, we urge investors to maintain a portfolio that is balanced among stocks, bonds, and cash reserves and diversified within these asset classes. The exact mix of assets should be based on your personal objectives, time horizon, and risk tolerance. The Capital Value Fund can serve as a component in such a diversified portfolio.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
President and Chief Executive Officer
October 13, 2009

6

Advisor’s Report

Our investment philosophy

Our investment approach is to identify stocks that possess considerable upside potential due to compelling valuation characteristics along with catalysts that we believe could unlock that potential within 12 to 18 months. We often employ a contrarian methodology that seeks to exploit inefficiencies in the market. We attempt to anticipate change, both positive and negative, that could affect our investment thesis. We believe that in the short term, the markets can be quite irrational, so our trading activity attempts to capture some of these anomalies. We do not try to mimic any index; our goal instead is to substantially outperform the market in the intermediate to longer term.

In the past 12 months, we modestly adjusted our approach in reaction to the enormous volatility in the markets and the uncertainty about how dire the economic downturn would be. Because it was very difficult to estimate earnings in the short term, we placed greater emphasis than ever before on companies’ longer-term earnings power. For both companies and industries, we examined past cyclical ups and downs to gauge what earnings could be in a more normal environment. At the same time, given the stresses in the financial system, it was increasingly important to assess each company’s financial leverage to ensure that the firm could make it to the other side. So we placed greater focus on balance-sheet and cash-flow metrics to identify those firms that would survive the stress test of their business models. We were able to identify many likely survivors among stocks trading at low- to mid-single-digit earnings multiples.

As noted in our letter six months ago, portfolio turnover increased as we took advantage of the violent swings in the market. We are very disciplined about targeting only those stocks that appear to have considerable upside to their price potential. The market’s volatility caused stocks to shift frequently in attractiveness given our valuation methodology, and these shifts played a key role in our turnover.

We also noted in our most recent report that market dislocations provide investment opportunities. In retrospect, while the first quarter of the year was very stressful, it also presented us with the best buying opportunity we have witnessed in more than 20 years. Many pundits argued that we were entering another Great Depression and that markets could fall well below where they ultimately bottomed in March. Our approach does not attempt to time the market, and we do not shy away from controversy as long as we understand the risks and rewards of each investment.

7

Our performance

The stock market has been extraordinarily volatile and unpredictable in the past year and its returns poor, albeit far better than many would have expected just a few months ago. The downturn accelerated sharply following the demise of Lehman Brothers, which touched off a crisis in confidence that fed on itself. Amid concerns about the viability of the entire financial system, consumers and businesses were reluctant to spend, and the economy seemed to grind to a halt. Comparisons with the Great Depression became commonplace; the stock market fell precipitously from its highs. Since then, the worst fears have proved unfounded, and the market has rallied enormously. Most economic indicators continue to improve. Some believe we have already exited the recession, which is amazing given the sentiment of a few short months ago. [On October 29, the Commerce Department reported that the economy grew by 3.5% in the third quarter of 2009.]

Against this backdrop, the fund rose nearly 30% over the past 12 months. This performance compared favorably with the broad market’s decline of almost 6%, as measured by the Dow Jones U.S. Total Stock Market Index. Virtually all of our return was generated by security selection rather than by allocating funds to the better-performing sectors.

The financial sector, led by large banks, was the largest contributor to our margin over the benchmark index, despite being the single worst-performing sector in the market over the 12 months. We dramatically increased our commitment to the leading banks when fears of their impending nationalization were reaching an apex. Basic materials, led by coal stocks, became another strong area for us as the improving business environment led to strong metallurgical coal imports from China. Holdings in consumer staples and some segments of information technology were among our worst relative performers.

Our outlook and strategy

Markets have begun to settle down somewhat; while still weak, the economy is no longer in free fall; and a financial meltdown appears to have been averted. In the past six months, stock markets have surged from their lows. Earnings were stronger than expected in June, and estimates are being revised upward, a bullish sign. Other positive signs include a great deal of cash on the sidelines, extremely low interest rates, and unprecedented fiscal and monetary stimulus. Market returns going forward will likely be lower, as valuation anomalies become less pronounced and the market digests enormous budget deficits, unrest in the Middle East, and the prospect of a muted economic recovery.

8

As market volatility has tempered in recent months, our turnover has trended lower, yet it still remains high. We are disciplined sellers when stocks approach our target prices, the investment case changes, or better ideas present themselves. We employ a bottom-up approach to finding investment ideas for the fund and are excited to still see exceptional opportunities in the market.

Compared with the broad market, we remain overweighted in financials, but less so than in the past; many of our holdings, such as Bank of America, appreciated considerably and have been trimmed to smaller positions. Our largest overweighted holdings are now in basic materials—

particularly companies with exposure to coal and copper—as we see strong emerging-market growth supporting higher materials prices. We shifted some funds out of energy as many holdings approached our target prices. We continue to be underweighted in technology stocks, but recently added to our exposure.

While future returns will likely trail recent results, we believe that we have a well-positioned portfolio of compelling investment ideas.

Peter I. Higgins, CFA, Senior Vice President
and Equity Portfolio Manager
Wellington Management Company, LLP
October 8, 2009

9

Results of Proxy Voting

At a special meeting of shareholders on July 2, 2009, fund shareholders approved the following two proposals:

Proposal 1—Elect trustees for each fund.*

The individuals listed in the table below were elected as trustees for each fund. All trustees with the exception of Messrs. McNabb and Volanakis (both of whom already served as directors of The Vanguard Group, Inc.) served as trustees to the funds prior to the shareholder meeting.

			Percentage
Trustee	For	Withheld	For
John J. Brennan	445,500,538	14,988,021	96.7%
Charles D. Ellis	442,998,082	17,490,477	96.2%
Emerson U. Fullwood	444,194,380	16,294,179	96.5%
Rajiv L. Gupta	444,168,809	16,319,751	96.5%
Amy Gutmann	444,489,142	15,999,417	96.5%
JoAnn Heffernan Heisen	444,561,575	15,926,985	96.5%
F. William McNabb III	445,668,800	14,819,759	96.8%
André F. Perold	443,799,981	16,688,579	96.4%
Alfred M. Rankin, Jr.	444,303,090	16,185,470	96.5%
Peter F. Volanakis	445,757,677	14,730,883	96.8%
* Results are for all funds within the same trust.

Proposal 2—Update and standardize the funds’ fundamental policies regarding:
(a) Purchasing and selling real estate.
(b) Issuing senior securities.
(c) Borrowing money.
(d) Making loans.
(e) Purchasing and selling commodities.
(f) Concentrating investments in a particular industry or group of industries.
(g) Eliminating outdated fundamental investment policies not required by law.

The revised fundamental policies are clearly stated and simple, yet comprehensive, making oversight and compliance more efficient than under the former policies. The revised fundamental policies will allow the funds to respond more quickly to regulatory and market changes, while avoiding the costs and delays associated with successive shareholder meetings.

				Broker	Percentage
Capital Value Fund	For	Abstain	Against	Non-Votes	For
2a	35,345,312	698,771	1,598,556	1,605,008	90.1%
2b	34,520,863	1,068,274	2,053,504	1,605,006	88.0%
2c	34,037,357	740,883	2,864,400	1,605,007	86.7%
2d	34,215,583	1,073,456	2,353,600	1,605,008	87.2%
2e	34,418,373	698,964	1,991,193	1,605,007	87.7%
2f	34,819,716	831,729	1,991,193	1,605,009	88.7%
2g	34,956,889	1,163,613	1,522,137	1,605,008	89.1%

10

Capital Value Fund

Fund Profile
As of September 30, 2009

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	75	2,060	4,324
Median Market Cap	$14.7B	$24.9B	$29.0B
Price/Earnings Ratio	NA3	33.2x	27.9x
Price/Book Ratio	1.9x	1.6x	2.1x
Yield[4]	0.1%	2.3%	1.9%
Return on Equity	22.5%	16.1%	19.1%
Earnings Growth Rate	12.8%	3.0%	9.6%
Foreign Holdings	23.7%	0.0%	0.0%
Turnover Rate	300%	—	—
Expense Ratio[5]	0.52%	—	—
Short-Term Reserves	0.2%	—	—

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary 11.9%		9.6%	10.1%
Consumer Staples	0.2	5.3	9.9
Energy	12.7	17.4	11.0
Financials	17.8	26.0	16.7
Health Care	9.8	8.8	12.9
Industrials	17.8	11.2	10.6
Information Technology	14.6	5.6	18.2
Materials	13.1	4.1	3.9
Telecommunication
Services	2.1	5.2	2.9
Utilities	0.0	6.8	3.8

Volatility Measures[6]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.83	0.86
Beta	1.29	1.39

Ten Largest Holdings[7] (% of total net assets)

Wells Fargo & Co.	diversified banks	4.4%
QUALCOMM Inc.	communications
	equipment	4.1
Delta Air Lines Inc.	airlines	4.0
Apple Inc.	computer hardware	3.9
Bank of America Corp.	diversified financial
	services	3.1
Amazon.com Inc.	Internet retail	2.9
Ford Motor Co.	automobile
	manufacturers	2.8
Teck Resources Ltd.	diversified metals
Class B	and mining	2.7
UBS AG	diversified capital
	markets	2.7
Yahoo! Inc.	Internet software
	and services	2.6
Top Ten		33.2%

Investment Focus

1 Russell 3000 Value Index.
2 Dow Jones U.S. Total Stock Market Index.
3 The price/earnings ratio is a negative number, which reflects negative corporate earnings over the most recent period and is not statistically relevant in determining the value of the portfolio.
4 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.
5 The expense ratio shown is from the prospectus dated January 28, 2009, and represents estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the fiscal year ended September 30, 2009, the fund’s expense ratio was 0.45%.
6 For an explanation of R-squared, beta, and other terms used here, see the Glossary.
7 The holdings listed exclude any temporary cash investments and equity index products.

Capital Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 17, 2001–September 30, 2009
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2009			Final Value
			Since	of a $10,000
	One Year	Five Years	Inception[1]	Investment
Capital Value Fund[2]	29.47%	2.36%	2.25%	$11,891
Dow Jones U.S. Total Stock Market Index	–5.83	1.93	2.24	11,884
Russell 3000 Value Index	–10.79	0.96	3.07	12,651
Multi-Cap Value Funds Average[3]	–4.71	0.67	2.11	11,762

Fiscal-Year Total Returns (%): December 17, 2001–September 30, 2009

1 Performance for the fund and its comparative standards is calculated since the fund’s inception: December 17, 2001.
2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
3 Derived from data provided by Lipper Inc.
Note: See Financial Highlights table for dividend and capital gains information.

12

Capital Value Fund

Financial Statements

Statement of Net Assets
As of September 30, 2009

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (101.1%)
Consumer Discretionary (12.1%)
*	Amazon.com Inc.	229,400	21,417
*	Ford Motor Co.	2,876,050	20,736
*	TRW Automotive
	Holdings Corp.	760,400	12,737
*	Apollo Group Inc. Class A	153,810	11,331
	Pulte Homes Inc.	802,900	8,824
	Lennar Corp. Class A	583,500	8,315
1	Buck Holdings LP Private
	Placement Shares	4,130,622	6,163
			89,523
Consumer Staples (0.2%)
	Chaoda Modern Agriculture
	Holdings Ltd.	2,262,816	1,362

Energy (12.9%)
	Gazprom OAO ADR	745,440	17,416
	Hess Corp.	257,050	13,742
	Consol Energy Inc.	246,830	11,135
	Suncor Energy Inc.	310,842	10,743
	Cameco Corp.	308,270	8,570
	Valero Energy Corp.	415,080	8,048
*	Nabors Industries Ltd.	311,220	6,504
*	Complete Production
	Services Inc.	567,800	6,416
	Anadarko Petroleum Corp.	97,800	6,135
*	National Oilwell Varco Inc.	80,190	3,459
	Chesapeake Energy Corp.	120,640	3,426
			95,594
Financials (18.0%)
	Wells Fargo & Co.	1,167,650	32,904
	Bank of America Corp.	1,342,497	22,715
*	UBS AG	924,530	16,951
	SunTrust Banks Inc.	525,040	11,840
	Hartford Financial
	Services Group Inc.	427,100	11,318
	Fidelity National
	Financial Inc. Class A	653,880	9,860

			Market
			Value•
		Shares	($000)
	Huntington
	Bancshares Inc.	1,665,519	7,845
	Julius Baer Holding AG	113,500	5,693
	PNC Financial
	Services Group Inc.	84,300	4,096
	Moody’s Corp.	194,800	3,986
2	Solar Cayman Ltd.	370,800	3,515
*	UBS AG (New York Shares)	163,300	2,990
			133,713
Health Care (9.9%)
*	Elan Corp. PLC ADR	2,723,090	19,361
*	Genzyme Corp.	235,160	13,341
	UCB SA	223,860	9,469
*	Hologic Inc.	529,370	8,650
*,^	Novavax Inc.	1,912,200	7,572
	Merck & Co. Inc.	231,620	7,326
^	China Medical
	Technologies Inc. ADR	264,700	4,293
*	Impax Laboratories Inc.	246,030	2,150
	Pfizer Inc.	67,470	1,117
*	Novavax Inc. Warrants
	Exp. 08/31/13	401,850	137
			73,416
Industrials (18.0%)
*	Delta Air Lines Inc.	3,346,295	29,983
*	Vestas Wind Systems A/S	241,660	17,615
*,^	First Solar Inc.	104,420	15,962
*	Terex Corp.	666,990	13,827
	Ingersoll-Rand PLC	359,810	11,035
*	SunPower Corp. Class B	411,430	10,380
*	BE Aerospace Inc.	405,542	8,168
*	Owens Corning	307,500	6,903
	Stanley Works	158,123	6,750
*,^	Yingli Green Energy
	Holding Co. Ltd. ADR	295,230	3,678
	Textron Inc.	185,700	3,525
*	Monster Worldwide Inc.	195,750	3,422
	Kennametal Inc.	91,540	2,253
*	AirAsia Bhd.	1,119,590	452
			133,953

13

Capital Value Fund

			Market
			Value•
		Shares	($000)
Information Technology (14.7%)
	QUALCOMM Inc.	680,100	30,591
*	Apple Inc.	154,800	28,695
*	Yahoo! Inc.	1,097,900	19,554
*	Cisco Systems Inc.	652,420	15,358
	Hewlett-Packard Co.	106,190	5,013
*	Accenture PLC Class A	104,680	3,902
*	Shanda Interactive
	Entertainment Ltd. ADR	74,900	3,835
*	Flextronics International Ltd.	210,890	1,573
*	Longtop Financial
	Technologies Ltd. ADR	27,450	781
			109,302
Materials (13.2%)
*	Teck Resources Ltd. Class B	725,570	20,004
	Mosaic Co.	372,440	17,903
	Xstrata PLC	935,800	13,801
	Cliffs Natural Resources Inc.	421,960	13,655
	Freeport-McMoRan
	Copper & Gold Inc.	171,800	11,787
	Potash Corp.
	of Saskatchewan Inc.	128,500	11,609
	Walter Energy Inc.	99,110	5,953
	ArcelorMittal	89,240	3,314
			98,026
Telecommunication Services (2.1%)
*	MetroPCS
	Communications Inc.	1,042,390	9,757
*	Leap Wireless
	International Inc.	289,700	5,663
			15,420
Utilities (0.0%)
	Exelon Corp.	4,720	234

Total Common Stocks (Cost $652,869)			750,543
Temporary Cash Investments (3.5%)
Money Market Fund (3.3%)
3,4	Vanguard Market
	Liquidity Fund, 0.267%	24,767,000	24,767

	Face	Market
	Amount	Value•
	($000)	($000)
Repurchase Agreement (0.2%)
Deutsche Bank
Securities, Inc. 0.080%,
10/1/09 (Dated 9/30/09,
Repurchase Value
$1,700,000, collateralized
by Federal National
Mortgage Assn. 7.000%,
6/1/37)	1,700	1,700
Total Temporary Cash Investments
(Cost $26,467)		26,467
Total Investments (104.6%)
(Cost $679,336)		777,010
Other Assets and Liabilities (–4.6%)
Other Assets		39,440
Liabilities[3]		(73,930)
		(34,490)
Net Assets (100%)
Applicable to 86,293,767 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		742,520
Net Asset Value Per Share		$8.60

At September 30, 2009, net assets consisted of:
		Amount
		($000)
Paid-in Capital		835,221
Undistributed Net Investment Income		1,245
Accumulated Net Realized Losses		(191,621)
Unrealized Appreciation (Depreciation)
Investment Securities		97,674
Foreign Currencies		1
Net Assets		742,520

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $23,327,000.
1 Restricted security represents 0.8% of net assets.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2009, the value of this security represented 0.5% of net assets.
3 Includes $24,767,000 of collateral received for securities on loan.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

14

Capital Value Fund

Statement of Operations

Year Ended
September 30, 2009
($000)
Investment Income
Income
Dividends[1]	4,479
Interest[2]	9
Security Lending	164
Total Income	4,652
Expenses
Investment Advisory Fees—Note B
Basic Fee	862
Performance Adjustment	(222)
The Vanguard Group—Note C
Management and Administrative	908
Marketing and Distribution	102
Custodian Fees	16
Auditing Fees	23
Shareholders’ Reports and Proxies	51
Trustees’ Fees and Expenses	1
Total Expenses	1,741
Expenses Paid Indirectly	(78)
Net Expenses	1,663
Net Investment Income	2,989
Realized Net Gain (Loss)
Investment Securities Sold	(67,559)
Foreign Currencies	(40)
Realized Net Gain (Loss)	(67,599)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	206,833
Foreign Currencies	10
Change in Unrealized Appreciation (Depreciation)	206,843
Net Increase (Decrease) in Net Assets Resulting from Operations	142,233

1 Dividends are net of foreign withholding taxes of $95,000.
2 Interest income from an affiliated company of the fund was $9,000.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Capital Value Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,989	4,455
Realized Net Gain (Loss)	(67,599)	(106,819)
Change in Unrealized Appreciation (Depreciation)	206,843	(168,909)
Net Increase (Decrease) in Net Assets Resulting from Operations	142,233	(271,273)
Distributions
Net Investment Income	(4,237)	(6,366)
Realized Capital Gain[1]	—	(69,833)
Total Distributions	(4,237)	(76,199)
Capital Share Transactions
Issued	378,948	153,773
Issued in Lieu of Cash Distributions	4,048	71,089
Redeemed	(137,562)	(188,786)
Net Increase (Decrease) from Capital Share Transactions	245,434	36,076
Total Increase (Decrease)	383,430	(311,396)
Net Assets
Beginning of Period	359,090	670,486
End of Period[2]	742,520	359,090

1 Includes fiscal 2008 short-term gain distributions totaling $19,882,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $1,245,000 and $2,533,000.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Capital Value Fund

Financial Highlights

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$6.75	$13.52	$12.40	$11.64	$10.42
Investment Operations
Net Investment Income	.046	.090	.160	.120	.120
Net Realized and Unrealized Gain (Loss)
on Investments	1.883	(5.304)	2.157	1.215	1.230
Total from Investment Operations	1.929	(5.214)	2.317	1.335	1.350
Distributions
Dividends from Net Investment Income	(.079)	(.130)	(.130)	(.100)	(.130)
Distributions from Realized Capital Gains	—	(1.426)	(1.067)	(.475)	—
Total Distributions	(.079)	(1.556)	(1.197)	(.575)	(.130)
Net Asset Value, End of Period	$8.60	$6.75	$13.52	$12.40	$11.64

Total Return[1]	29.47%	–42.40%	19.31%	11.77%	12.98%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$743	$359	$670	$437	$427
Ratio of Total Expenses to
Average Net Assets[2]	0.45%	0.45%	0.53%	0.61%	0.59%
Ratio of Net Investment Income to
Average Net Assets	0.78%	0.88%	1.23%	1.02%	1.01%
Portfolio Turnover Rate	300%	186%	56%	47%	46%

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2 Includes performance-based investment advisory fee increases (decreases) of (0.06%), (0.02%), 0.06%, 0.08%, and 0.07%.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Capital Value Fund

Notes to Financial Statements

Vanguard Capital Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2006–2009), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

18

Capital Value Fund

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the Dow Jones U.S. Total Stock Market Index. For the year ended September 30, 2009, the investment advisory fee represented an effective annual basic rate of 0.22% of the fund’s average net assets before a decrease of $222,000 (0.06%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2009, the fund had contributed capital of $141,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.06% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended September 30, 2009, these arrangements reduced the fund’s expenses by $78,000 (an annual rate of 0.02% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

19

Capital Value Fund

The following table summarizes the fund’s investments as of September 30, 2009, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	657,969	82,759	9,815
Temporary Cash Investments	24,767	1,700	—
Total	682,736	84,459	9,815

The following table summarizes changes in investments valued based on Level 3 inputs during the year ended September 30, 2009:

Investments in
Common Stocks
Amount Valued Based on Level 3 Inputs	($000)
Balance as of September 30, 2008	16,637
Transfers out of Level 3	(6,634)
Change in Unrealized Appreciation (Depreciation)	(188)
Balance as of September 30, 2009	9,815

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended September 30, 2009, the fund realized net foreign currency losses of $40,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

For tax purposes, at September 30, 2009, the fund had $1,865,000 of ordinary income available for distribution. The fund had available capital loss carryforwards totaling $172,815,000 to offset future net capital gains through September 30, 2017. In addition, the fund realized losses of $16,874,000 during the period from November 1, 2008, through September 30, 2009, which are deferred and will be treated as realized for tax purposes in fiscal 2010.

At September 30, 2009, the cost of investment securities for tax purposes was $680,850,000. Net unrealized appreciation of investment securities for tax purposes was $96,160,000, consisting of unrealized gains of $123,739,000 on securities that had risen in value since their purchase and $27,579,000 in unrealized losses on securities that had fallen in value since their purchase.

20

Capital Value Fund

G. During the year ended September 30, 2009, the fund purchased $1,440,601,000 of investment securities and sold $1,187,702,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:
	Year Ended September 30,
	2009	2008
	Shares	Shares
	(000)	(000)
Issued	55,749	15,843
Issued in Lieu of Cash Distributions	831	7,025
Redeemed	(23,505)	(19,249)
Net Increase (Decrease) in Shares Outstanding	33,075	3,619

I. In preparing the financial statements as of September 30, 2009, management considered the impact of subsequent events occurring through November 10, 2009, for potential recognition or disclosure in these financial statements.

21

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Malvern Funds and the Shareholders of Vanguard Capital Value Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Capital Value Fund (the “Fund”) at September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2009 by correspondence with the custodian, and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 10, 2009

Special 2009 tax information (unaudited) for Vanguard Capital Value Fund

This information for the fiscal year ended September 30, 2009, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $4,237,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

22

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2009. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Capital Value Fund[1]
Periods Ended September 30, 2009
	One	Five	Since
	Year	Years	Inception[2]
Returns Before Taxes	29.47%	2.36%	2.25%
Returns After Taxes on Distributions	29.16	1.32	1.52
Returns After Taxes on Distributions and Sale of Fund Shares	19.30	1.99	1.87

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2 December 17, 2001.

23

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended September 30, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Capital Value Fund	3/31/2009	9/30/2009	Period[1]
Based on Actual Fund Return	$1,000.00	$1,762.30	$3.19
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.76	2.33

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.46%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six month period, then divided by the number of days in the most recent 12-month period.

24

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

25

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

26

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

27

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 156 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustees	Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
John J. Brennan[1]	Occupation(s) During the Past Five Years: Executive
Born 1954. Trustee Since May 1987. Chairman of	Chief Staff and Marketing Officer for North America
the Board. Principal Occupation(s) During the Past	and Corporate Vice President (retired 2008) of Xerox
Five Years: Chairman of the Board and Director/Trustee	Corporation (photocopiers and printers); Director of
of The Vanguard Group, Inc., and of each of the	SPX Corporation (multi-industry manufacturing), the
investment companies served by The Vanguard Group;	United Way of Rochester, the Boy Scouts of America,
Chief Executive Officer (1996–2008) and President	Amerigroup Corporation (direct health and medical
(1989–2008) of The Vanguard Group and of each of the	insurance carriers), and Monroe Community College
investment companies served by The Vanguard Group;	Foundation.
Chairman of the Financial Accounting Foundation;
Governor of the Financial Industry Regulatory Authority	Rajiv L. Gupta
(FINRA); Director of United Way of Southeastern	Born 1945. Trustee Since December 2001.[2] Principal
Pennsylvania.	Occupation(s) During the Past Five Years: Chairman
and Chief Executive Officer (retired 2009) and President
F. William McNabb III[1]	(2006–2008) of Rohm and Haas Co. (chemicals); Board
Born 1957. Trustee Since July 2009. Principal	Member of American Chemistry Council; Director of
Occupation(s) During the Past Five Years: Director of	Tyco International, Ltd. (diversified manufacturing and
The Vanguard Group, Inc., since 2008; Chief Executive	services) and Hewlett-Packard Co. (electronic computer
Officer and President of The Vanguard Group and of	manufacturing); Trustee of The Conference Board.
each of the investment companies served by The
Vanguard Group since 2008; Director of Vanguard	Amy Gutmann
Marketing Corporation; Managing Director of The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group (1995–2008).	Occupation(s) During the Past Five Years: President of
the University of Pennsylvania; Christopher H. Browne
Distinguished Professor of Political Science in the School
Independent Trustees	of Arts and Sciences with secondary appointments
at the Annenberg School for Communication and the
Charles D. Ellis	Graduate School of Education of the University of
Born 1937. Trustee Since January 2001. Principal	Pennsylvania; Director of Carnegie Corporation of
Occupation(s) During the Past Five Years: Applecore	New York, Schuylkill River Development Corporation,
Partners (pro bono ventures in education); Senior	and Greater Philadelphia Chamber of Commerce;
Advisor to Greenwich Associates (international business	Trustee of the National Constitution Center.
strategy consulting); Successor Trustee of Yale University;
Overseer of the Stern School of Business at New York
University; Trustee of the Whitehead Institute for
Biomedical Research.

JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate	Thomas J. Higgins[1]
Vice President and Chief Global Diversity Officer since	Born 1957. Chief Financial Officer Since September
2006 (retired 2008) and Member of the Executive	2008. Principal Occupation(s) During the Past Five
Committee (retired 2008) of Johnson & Johnson	Years: Principal of The Vanguard Group, Inc.; Chief
(pharmaceuticals/consumer products); Vice President	Financial Officer of each of the investment companies
and Chief Information Officer of Johnson & Johnson	served by The Vanguard Group since 2008; Treasurer
(1997–2005); Director of the University Medical Center	of each of the investment companies served by The
at Princeton and Women’s Research and Education	Vanguard Group (1998–2008).
Institute.

Kathryn J. Hyatt[1]
André F. Perold	Born 1955. Treasurer Since November 2008. Principal
Born 1952. Trustee Since December 2004. Principal	Occupation(s) During the Past Five Years: Principal of
Occupation(s) During the Past Five Years: George Gund	The Vanguard Group, Inc.; Treasurer of each of the
Professor of Finance and Banking, Harvard Business	investment companies served by The Vanguard
School; Chairman of UNX, Inc. (equities trading firm);	Group since 2008; Assistant Treasurer of each of the
Chair of the Investment Committee of HighVista	investment companies served by The Vanguard Group
Strategies LLC (private investment firm).	(1988–2008).

Alfred M. Rankin, Jr.	Heidi Stam[1]
Born 1941. Trustee Since January 1993. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: Chairman,	Occupation(s) During the Past Five Years: Managing
President, and Chief Executive Officer of NACCO	Director of The Vanguard Group, Inc., since 2006;
Industries, Inc. (forklift trucks/housewares/lignite);	General Counsel of The Vanguard Group since 2005;
Director of Goodrich Corporation (industrial products/	Secretary of The Vanguard Group and of each of the
aircraft systems and services); Deputy Chairman of	investment companies served by The Vanguard Group
the Federal Reserve Bank of Cleveland.	since 2005; Director and Senior Vice President of
Vanguard Marketing Corporation since 2005; Principal
Peter F. Volanakis	of The Vanguard Group (1997–2006).
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005	Vanguard Senior Management Team
of Corning Incorporated (communications equipment);
President of Corning Technologies (2001–2005); Director	R. Gregory Barton	Michael S. Miller
of Corning Incorporated and Dow Corning; Trustee of	Mortimer J. Buckley	James M. Norris
the Corning Incorporated Foundation and the Corning	Kathleen C. Gubanich	Glenn W. Reed
Museum of Glass; Overseer of the Amos Tuck School	Paul A. Heller	George U. Sauter
of Business Administration at Dartmouth College.

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 These individuals are “interested persons” as defined in the Investment Company Act of 1940.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036	You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
Text Telephone for People	and searching for “proxy voting guidelines,” or by
With Hearing Impairment > 800-952-3335	calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
the 12 months ended June 30. To get the report, visit
This material may be used in conjunction	either www.vanguard.com or www.sec.gov.
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.	You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
CFA® is a trademark owned by CFA Institute.	To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2009 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q3280 112009

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended September 30, 2009: $70,000
Fiscal Year Ended September 30, 2008: $67,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended September 30, 2009: $3,354,640
Fiscal Year Ended September 30, 2008: $3,055,590

(b) Audit-Related Fees.

Fiscal Year Ended September 30, 2009: $876,210
Fiscal Year Ended September 30, 2008: $626,240

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended September 30, 2009: $423,070
Fiscal Year Ended September 30, 2008: $230,400

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended September 30, 2009: $0
Fiscal Year Ended September 30, 2008: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2009: $423,070
Fiscal Year Ended September 30, 2008: $230,400

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD MALVERN FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: November 20, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD MALVERN FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: November 20, 2009
VANGUARD MALVERN FUNDS
BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: November 20, 2009

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on July 24, 2009, see file Number
2-88373, and a Power of Attorney, filed on October 16, 2009, see file Number 2-52698, both Incorporated by Reference.